UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno	Copies to:
Goldman, Sachs & Co.	Jeffrey A. Dalke, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: February 28, 2006

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi–Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

VALUE EQUITY FUNDS	Semiannual Report February 28, 2006

Long-term capital appreciation potential through portfolios of quality businesses that are believed to be undervalued.

Asset Management

Goldman Sachs Value Equity Funds

■ GOLDMAN SACHS LARGE CAP VALUE FUND

■ GOLDMAN SACHS GROWTH AND INCOME FUND

■ GOLDMAN SACHS MID CAP VALUE FUND

■ GOLDMAN SACHS SMALL CAP VALUE FUND

The Large Cap Value Fund invests primarily in large-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions.

The Growth and Income Fund invests primarily in large-capitalization U.S. equity investments and also invests in fixed income securities. The Fund’s equity investments will be subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk.

The Mid Cap Value Fund invests primarily in mid-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.

The Small Cap Value Fund invests primarily in small-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS VALUE EQUITY FUNDS

What Differentiates Goldman Sachs’

Value Equity Investment Process?

Goldman Sachs’ Value Equity Team believes that all successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Through independent fundamental research, the Team seeks to identify and invest in quality businesses that are selling at compelling valuations.

At the heart of our value investment philosophy is a belief in the rigorous analysis of business fundamentals. Our approach includes:

■  Meetings with management teams and on-site company visits

■  Industry-specific, proprietary financial and valuation models

■  Assessment of management quality

■  Analysis of each company’s competitive position and industry dynamics

■  Interviews with competitors, suppliers and customers

We seek to invest in companies:

■  When market uncertainty exists

■  When their economic value is not recognized by the market

We buy companies with quality characteristics. For us, this means companies that have:

■  Sustainable operating earnings or cashflow, or competitive advantage

■  Excellent stewardship of capital

■  Capability to earn above their cost of capital

■  Strong or improving balance sheets and cash flow

Value portfolios that offer:
                  ■ Capital appreciation potential as each company’s
true value is recognized in the marketplace

■ Investment style consistency

PORTFOLIO RESULTS

Large Cap Value Fund

Dear Shareholder:

This report provides an overview on the performance of the Goldman Sachs Large Cap Value Fund during the six-month reporting period that ended February 28, 2006.

  Performance Review

Over the six-month period that ended February 28, 2006, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 5.93%, 5.59%, 5.56%, 6.16% and 5.96%, respectively. These returns compare to the 7.33% cumulative total return of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), over the same time period.

Strength during the month of January highlighted a relatively favorable period for large-cap value stocks. For the six months under review, stabilizing energy prices, intensifying merger activity and generally favorable economic data were some of the factors underpinning the advance in share prices. In January, the market reacted positively to indications that the Federal Reserve Board might soon conclude its string of increases in short-term interest rates.

Market leadership rotated away from the Energy sector, which had outperformed for most of 2005. A number of other sectors in the Index, including Technology, Financials and Insurance, managed to post double-digit gains during the period. Large-caps trailed their mid-and small-cap counterparts. Within the large-cap space, value had a clear edge over growth.

TECHNOLOGY, INSURANCE AND HEALTH CARE DISAPPOINT

Stock selection was challenging for us in Technology, Insurance, and Health Care, as these sectors detracted the most from the Fund’s performance versus the benchmark. In Technology, software giant Microsoft Inc. trailed its industry peers, despite strong overall financial performance. We remain confident in management’s commitment to improving fundamentals.

In the Insurance sector, reinsurers RenaissanceRe Holdings Ltd. and XL Capital Ltd. also underperformed, as both suffered from an unfavorable regulatory environment and extensive claims connected with last fall’s extreme hurricane season. We reduced our position in the former because we thought the company’s losses might be worse than management was expecting, but continued to maintain a position in the latter.

Biotechnology holding Amgen Inc. also was a detractor. While there was no deterioration in the company’s prospects that we could identify, the stock might have been subject to some profit taking after its sharp run-up in July 2005. That said, we continued to like the company’s robust product pipeline. Moreover, unlike many large-cap pharmaceutical companies, Amgen was not threatened by imminent patent expirations on any of its major drugs. We therefore maintained the Fund’s position in the stock.

CONSUMER CYCLICALS AND FINANCIALS ADD VALUE

Conversely, the Fund’s performance was aided versus the benchmark by our investments in Consumer Cyclicals and Financials. In Consumer Cyclicals, auto safety systems provider Autoliv, Inc. had a positive impact on the Fund’s results. Limited exposure to the relatively

PORTFOLIO RESULTS

weak U.S. auto manufacturing industry and a massive share buyback program were factors supporting the stock.

In Financials, the Fund benefited from owning fixed income broker/investment bank Lehman Brothers Holdings, Inc., savings and loan Golden West Financial Corp. and commercial bank J.P. Morgan Chase & Co. Lehman Brothers, the Fund’s top contributor, benefited from a positive environment for corporate mergers and acquisitions, as well as a healthy level of activity in the bond market.

  Portfolio Composition

Apparel retailer J.C. Penney Co., Inc. was a new holding for the Fund during the period. We believe the company is attractively valued, given its opportunity to improve margins and department store profitability. Elsewhere, we added to the Fund’s holdings in network equipment provider Cisco Systems and enterprise software maker Oracle. We considered both to be above-average companies whose stocks were trading at attractive valuations relative to the overall market.

Positions sold included industrial conglomerate Tyco International, which announced a plan to split the company into three separate pieces. This plan rendered our original investment rationale less likely, prompting us to sell the stock. Energy exploration and production stock Burlington Resources also was sold, as it neared our target price following the recent buyout offer from ConocoPhillips.

  Portfolio Highlights

The following stocks represent a sampling of detractors and contributors to performance over the last six months.

■	Activision, Inc. — The Fund’s returns were hampered by this video game publisher, cited in the shareholder report six months ago as an outstanding performer. While uneven short-term demand connected with the industry’s shift to a new hardware platform hurt the stock, we felt that the longer-term case for investing in it remained intact.

■	ConocoPhillips — In sharp contrast to their performance for much of 2005, energy stocks struggled during the period, as crude oil and natural gas backed away from the highs reached when Hurricane Katrina made landfall at the end of August. This stock also was hurt by the perception that the company paid too much for Burlington Resources, a view we did not share given the considerable synergies we anticipated from the acquisition.

■	J.C. Penney Co., Inc. — This stock was one of the Fund’s best contributors. The company benefited from a shift to more profitable lines of business, such as private-label products, along with its increasing use of technology to cut costs and boost efficiency.

PORTFOLIO RESULTS

  Outlook

Looking ahead, we are closely monitoring profit margins at the companies we follow, as the recent surge in commodity prices is driving up raw material costs for many of them. Consequently, we want to invest in companies with the pricing power to pass those cost increases along to customers. That said, we will maintain our focus on companies embodying our theme of “emerging quality” — that is, those with credible plans for improving free cash flow and return on capital. It has been our experience that such a focus is helpful in identifying promising opportunities and minimizing exposure to “value traps” — those stocks that appear to be bargains but are destined to remain at depressed prices.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Large Cap Value Investment Team

New York, March 24, 2006

FUND BASICS

Large Cap Value Fund

as of February 28, 2006

PERFORMANCE REVIEW

	Fund Total Return	Russell 1000
September 1, 2005–February 28, 2006	(based on NAV)[1]	Value Index[2]

Class A	5.93%	7.33%
Class B	5.59	7.33
Class C	5.56	7.33
Institutional	6.16	7.33
Service	5.96	7.33

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The unmanaged Russell 1000 Value Index is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/05	One Year	Five Years	Since Inception	Inception Date

Class A	-0.06%	4.25%	5.18%	12/15/99

Class B	-0.22	4.29	5.35	12/15/99

Class C	3.94	4.64	5.34	12/15/99

Institutional	6.25	5.87	6.56	12/15/99

Service	5.64	5.40	6.11	12/15/99

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

TOP 10 HOLDINGS AS OF 2/28/06[4]

Holding	% of Net Assets	Line of Business

J.P. Morgan Chase & Co.	4.5%	Large Banks
Bank of America Corp.	3.6	Large Banks
ConocoPhillips	3.1	Energy Resources
Exxon Mobil Corp.	3.0	Energy Resources
Entergy Corp.	3.0	Electrical Utilities
J. C. Penney Co., Inc.	2.8	Retail Apparel
EOG Resources, Inc.	2.8	Energy Resources
The Williams Companies, Inc.	2.6	Diversified Energy
Microsoft Corp.	2.6	Computer Software
Washington Mutual, Inc.	2.5	Specialty Financials

[4]	The top 10 holdings may not be representative of the Fund’s future investments.

SECTOR ALLOCATION AS OF 2/28/06[5]

Percentage of Portfolio

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments include repurchase agreements.

PORTFOLIO RESULTS

Growth and Income Fund

Dear Shareholder,

This report provides an overview on the performance of the Goldman Sachs Growth and Income Fund during the six-month reporting period that ended February 28, 2006.

  Performance Review

Over the six-month period that ended February 28, 2006, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 5.51%, 5.14%, 5.13%, 5.73% and 5.48%, respectively. These returns compare to the 7.33% cumulative total return of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), over the same time period.

Strength during the month of January highlighted a relatively favorable period for large-cap value stocks. For the six months under review, stabilizing energy prices, intensifying merger activity and generally favorable economic data were some of the factors underpinning the advance in share prices. In January, the market reacted positively to indications that the Federal Reserve Board might soon conclude its string of increases in short-term interest rates.

Market leadership rotated away from the Energy sector, which had outperformed for most of 2005. A number of other sectors in the Index, including Technology, Financials and Insurance, managed to post double-digit gains during the period. Large-caps trailed their mid-and small-cap counterparts. Within the large-cap space, value had a clear edge over growth.

TECHNOLOGY, ENERGY AND INSURANCE DISAPPOINT

Stock selection was challenging for us in Technology, Energy and Insurance, as these sectors detracted the most from the Fund’s performance versus the benchmark. In Technology, software giant Microsoft Inc. trailed its industry peers, despite overall strong performance. We remain confident in management’s commitment to improving fundamentals.

Our holdings in Energy suffered from unseasonably warm weather in January, which contributed to a decline in natural gas prices. We favored energy companies with natural gas exposure due to, in our view, more favorable supply/demand trends. Nevertheless, the Fund’s performance was hurt during the period by its holdings in Williams Companies Inc. and EOG Resources Inc., two natural gas exploration and production companies. We remain positive on these companies, which we believe have attractive assets, disciplined management teams and significantly lower costs than their peers.

In the Insurance sector, reinsurers RenaissanceRe Holdings Ltd. and XL Capital Ltd. also underperformed, as both suffered from an unfavorable regulatory environment and extensive claims connected with last fall’s extreme hurricane season. We reduced our position in the former because we thought the company’s losses might be worse than management was expecting but maintained our position in the latter.

PORTFOLIO RESULTS

FINANCIALS, SERVICES AND CONSUMER CYCLICALS ADD VALUE

In Financials, the Fund benefited from owning fixed income broker/investment bank Lehman Brothers Holdings, Inc., savings and loan Golden West Financial Corp. Inc. and commercial bank J.P. Morgan Chase & Co. Lehman Brothers, the Fund’s top contributor, benefited from a positive environment for corporate mergers and acquisitions, as well as a healthy level of activity in the bond market.

In Services, telecommunications giant AT&T, Inc. turned in a strong performance, particularly in the first two months of 2006. The stock’s upward momentum was aided by strong improvement in the company’s wireless business and increased potential cost savings from the acquisition of AT&T, Inc. by SBC Communications, a deal that closed in November 2005.

In Consumer Cyclicals, auto safety systems provider Autoliv, Inc. had a positive impact on the Fund’s results. Limited exposure to the relatively weak U.S. auto manufacturing industry and a massive share buyback program were factors supporting the stock.

  Portfolio Composition

We added to the Fund’s holdings in apparel retailer J.C. Penney Co., Inc., mentioned below as a contributor, making it the Fund’s eighth-largest holding by the end of February 2006. Elsewhere, we added to the Fund’s holdings in network equipment provider Cisco Systems and biotechnology stock Amgen, Inc. We considered both to be above-average companies whose stocks were trading at attractive valuations relative to the overall market.

Positions sold included industrial conglomerate Tyco International, which announced a plan to split the company into three separate pieces. This plan rendered our original investment rationale less likely, prompting us to sell the stock. Energy exploration and production stock Burlington Resources was reduced, as it neared our target price following the recent buyout offer from ConocoPhillips. We sold PNC Financial for valuation reasons when the stock rose in connection with the merger of PNC subsidiary BlackRock Inc. with the asset management operations of Merrill Lynch and Co.

PORTFOLIO RESULTS

  Portfolio Highlights

The following stocks represent a sampling of detractors and contributors to performance over the last six months.

■	Activision, Inc — The Fund’s returns were hampered by this video game publisher, cited in the shareholder report six months ago as an outstanding performer. While uneven short-term demand connected with the industry’s shift to a new hardware platform hurt the stock, we felt that the longer-term case for investing in it remained intact.

■	ConocoPhillips — In sharp contrast to their performance for much of 2005, energy stocks struggled during the period, as crude oil and natural gas backed away from the highs reached when Hurricane Katrina made landfall at the end of August. This stock also was hurt by the perception that the company paid too much for Burlington Resources, a view we did not share given the considerable synergies we anticipated from the acquisition.

■	J.C. Penney Co., Inc. — This stock was one of the Fund’s best contributors. The company benefited from a shift to more profitable lines of business, such as private-label products, along with its increasing use of technology to cut costs and boost efficiency.

  Outlook

Looking ahead, we are closely monitoring profit margins at the companies we follow, as the recent surge in commodity prices is driving up raw material costs for many of them. Consequently, we want to invest in companies with the pricing power to pass those cost increases along to customers. That said, we will maintain our focus on companies embodying our theme of “emerging quality” — that is, those with credible plans for improving free cash flow and return on capital. It has been our experience that such a focus is helpful in identifying promising opportunities and minimizing exposure to “value traps” — those stocks that appear to be bargains but are destined to remain at depressed prices.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Value Investment Team

New York, March 24, 2006

FUND BASICS

Growth and Income Fund

as of February 28, 2006

PERFORMANCE REVIEW

	Fund Total Return	Russell 1000
September 1, 2005–February 28, 2006	(based on NAV)[1]	Value Index[2]

Class A	5.51%	7.33%
Class B	5.14	7.33
Class C	5.13	7.33
Institutional	5.73	7.33
Service	5.48	7.33

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The unmanaged Russell 1000 Value Index is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/05	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-1.99%	2.76%	5.63%	7.80%	2/5/93
Class B	-2.13	2.78	n/a	4.94	5/1/96
Class C	1.92	3.15	n/a	0.77	8/15/97
Institutional	4.14	4.34	n/a	6.00	6/3/96
Service	3.61	3.82	6.14[4]	8.20[4]	2/5/93

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
[4]	Performance data for Service Shares prior to March 6, 1996 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the Growth and Income Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Services Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

TOP 10 HOLDINGS AS OF 2/ 28/ 06[5]

Holding	% of Net Assets	Line of Business

Bank of America Corp.	4.6%	Large Banks
J.P. Morgan Chase & Co.	4.3	Large Banks
Exxon Mobil Corp.	3.9	Energy Resources
Entergy Corp.	3.1	Electrical Utilities
ConocoPhillips	3.1	Energy Resources
Washington Mutual, Inc.	3.0	Specialty Financials
Pfizer, Inc.	3.0	Drugs
J. C. Penney Co., Inc.	2.8	Retail Apparel
Citigroup, Inc.	2.7	Large Banks
AT&T, Inc.	2.5	Telephone

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

SECTOR ALLOCATION AS OF 2/28/06[6]

Percentage of Portfolio

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments include repurchase agreements and securities lending collateral.

PORTFOLIO RESULTS

Mid Cap Value Fund

Dear Shareholder,

This report provides an overview on the performance of the Goldman Sachs Mid Cap Value Fund during the six-month reporting period that ended February 28, 2006.

  Performance Review

Over the six-month period that ended February 28, 2006, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 5.60%, 5.18%, 5.21%, 5.81% and 5.53%, respectively. These returns compare to the 8.18% cumulative total return of the Fund’s benchmark, the Russell Midcap Value Index (with dividends reinvested), over the same time period.

Strength during the months of November and January highlighted a relatively favorable period for mid-cap value stocks. For the six months under review, stabilizing energy prices, intensifying merger activity and generally favorable economic data were some of the factors underpinning the advance in share prices. In January, the market reacted positively to indications that the Federal Reserve Board might soon conclude its string of increases in short-term interest rates.

Market leadership rotated away from the Energy sector, which had outperformed for most of 2005. A number of other sectors in the Index, including Technology, Basic Materials and Industrials, managed to post double-digit gains during the period. Mid-caps handily outperformed large-caps but trailed their small-cap counterparts. Within the mid-cap space, growth had an edge over value.

TECHNOLOGY, ENERGY AND INSURANCE FALL SHORT

Stock selection was challenging for us in Technology, Energy and Insurance, as these sectors detracted the most from the Fund’s performance versus the benchmark. In Technology, the Fund’s returns were hampered by video game publisher Activision, Inc., cited in the shareholder report six months ago as an outstanding performer. While uneven short-term demand connected with the industry’s shift to a new hardware platform hurt the stock, we felt that the longer-term case for investing in it remained intact.

Our holdings in Energy suffered from unseasonably warm weather in January, which contributed to a decline in natural gas prices. We favored energy companies with natural gas exposure due to, in our view, more favorable supply/demand trends. Nevertheless, the Fund’s performance was hurt during the period by its holdings in Williams Companies Inc. and EOG Resources Inc., two natural gas exploration and production companies. We remain positive on these companies, which we believe have attractive assets, disciplined management teams and significantly lower costs than their peers.

In the Insurance sector, reinsurer RenaissanceRe Holdings Ltd. also underperformed, as the company suffered from an unfavorable regulatory environment and extensive claims connected with last fall’s extreme hurricane season. We reduced our position because we thought the company’s losses might be worse than management was expecting.

PORTFOLIO RESULTS

FINANCIALS AND SERVICES ADD VALUE

Conversely, the Fund’s performance was aided versus the benchmark by our investments in Financials and Services. In Financials, investment bank/brokerage Bear Stearns Inc. and regional bank Zions Bancorp. were beneficial to performance. Both companies continued to execute well, and financial stocks began to strengthen after the Federal Reserve Board hinted that it might be close to the end of its series of interest rate hikes.

In the Services sector, outdoor advertising holding Lamar Advertising Co. was a strong performer. Unlike many traditional media companies, Lamar’s billboard business has not eroded because of the growth in online advertising. The company operated near full capacity and enjoyed strong pricing power during the period. We sold some shares as the stock neared its target price. Another contributor to performance was biotechnology stock MedImmune Inc., maker of the influenza vaccine FluMist. In our view, the company has a strong product pipeline with low risk from patent expirations.

  Portfolio Composition

We added to the Fund’s holdings in apparel retailer J.C.Penney Co., Inc., mentioned below as a contributor, making it the Fund’s largest holding by the end of February 2006. Elsewhere, we added to the Fund’s holdings in energy producer Range Resources Inc., a company with attractive assets and a solid management team.

Positions sold included energy holding Frontier Oil, which neared our valuation target, and auto parts supplier Lear Corp. In Lear’s case, we were uncomfortable with the company’s exposure to the troubled U.S. auto manufacturing industry. Additionally, we reduced the Fund’s position in fertilizer maker Agrium Inc., which tilted its strategy more toward making acquisitions during the period, which we thought could have a dilutive influence on earnings.

  Portfolio Highlights

The following stocks represent a sampling of detractors and contributors to performance over the last six months.

■	Apria Healthcare Group, Inc. — The share price of this home care provider weakened due to difficulties with the current reimbursement environment, as well as a delay in the company’s anticipated sale. We maintained the Fund’s position because we liked the stock’s valuation and saw the opportunity for the company to improve margins to industry levels.

PORTFOLIO RESULTS

■	Noble Energy Inc. — Noble is an oil and gas exploration/production holding that detracted from performance. We liquidated the position when the company encountered difficulty with integrating a recent acquisition.

■	J.C. Penney Co., Inc. — This stock was one of the Fund’s best contributors. The company benefited from a shift to more profitable lines of business, such as private-label products, along with its increasing use of technology to cut costs and boost efficiency.

  Outlook

Looking ahead, we are closely monitoring profit margins at the companies we follow, as the recent surge in commodity prices is driving up raw material costs for many of them. Consequently, we want to invest in companies with the pricing power to pass those cost increases along to customers. That said, we will maintain our focus on companies embodying our theme of “emerging quality” — that is, those with credible plans for improving free cash flow and return on capital. It has been our experience that such a focus is helpful in identifying promising opportunities and minimizing exposure to “value traps” — those stocks that appear to be bargains but are destined to remain at depressed prices.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Mid Cap Value Investment Team

New York, March 24, 2006

FUND BASICS

Mid Cap Value Fund

as of February 28, 2006

PERFORMANCE REVIEW

	Fund Total Return	Russell Midcap
September 1, 2005–February 28, 2006	(based on NAV)[1]	Value Index[2]

Class A	5.60%	8.18%
Class B	5.18	8.18
Class C	5.21	8.18
Institutional	5.81	8.18
Service	5.53	8.18

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell Midcap Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/05	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	6.26%	12.52%	n/a	10.25%	8/15/97
Class B	6.25	12.66	n/a	10.20	8/15/97
Class C	10.54	12.95	n/a	10.20	8/15/97
Institutional	12.90	14.26	14.89	14.78	8/1/95
Service	12.33	13.73	n/a	11.17	7/18/97

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

TOP 10 HOLDINGS AS OF 2/28/06[4]

Holding	% of Net Assets	Line of Business

J. C. Penney Co., Inc.	2.8%	Retail Apparel
Entergy Corp.	2.3	Electrical Utilities
Harrah’s Entertainment, Inc.	2.2	Hotel & Leisure
AMBAC Financial Group, Inc.	2.2	Property Insurance
PPL Corp.	2.2	Electrical Utilities
EOG Resources, Inc.	2.1	Energy Resources
Zions Bancorp	2.1	Regional Banks
The Bear Stearns Companies, Inc.	2.1	Brokers
PG&E Corp.	2.0	Electrical Utilities
Mohawk Industries, Inc.	1.9	Consumer Durables

[4]	The top 10 holdings may not be representative of the Fund’s future investments.

SECTOR ALLOCATION AS OF 2/28/06[5]

Percentage of Portfolio

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments include repurchase agreements and securities lending collateral.

PORTFOLIO RESULTS

Small Cap Value Fund

Dear Shareholder,

This report provides an overview on the performance of the Goldman Sachs Small Cap Value Fund during the six-month reporting period that ended February 28, 2006.

  Performance Review

Over the six-month period that ended February 28, 2006, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 9.16%, 8.75%, 8.76%, 9.38% and 9.10%, respectively. These returns compare to the 8.80% cumulative total return of the Fund’s benchmark, the Russell 2000 Value Index (with dividends reinvested), over the same time period.

Strength during the month of January highlighted a relatively favorable period for small-cap value stocks. For the six months under review, stabilizing energy prices, intensifying merger activity and generally favorable economic data were some of the factors underpinning the advance in share prices. In January, the market reacted positively to indications that the Federal Reserve Board might soon conclude its string of increases in short-term interest rates.

Market leadership rotated away from the Energy sector, which had outperformed for most of 2005. A number of other sectors in the Index, including Telecommunications, Basic Materials and Industrials, managed to post double-digit gains during the period. Small-caps handily outperformed both large-caps and their mid-cap counterparts. Within the small-cap space, growth had an edge over value.

CONSUMER CYCLICALS, FINANCIALS AND TRANSPORTATION ADD VALUE

Favorable stock selection in Consumer Cyclicals, Financials and Transportation contributed the most to the Fund’s performance versus the benchmark. In Consumer Cyclicals, the Fund’s largest contributor and third largest holding at the end of the reporting period was Select Comfort Corp., a maker of high-end, adjustable-firmness mattresses. A good product, savvy marketing and smart management of the distribution process led to improved market share and strong same-store sales for the company.

The Fund’s results in Financials were aided by Accredited Home Lenders Holding Co., a sub-prime mortgage lender. A disciplined approach to the loan origination process and healthy revenues from the servicing side of the business were factors helping the stock.

Among Transportation holdings, airline AirTran Holdings Inc. merits mention. This low-fare carrier benefited from strong management, excellent cash flow and the bankruptcies of some large competitors. We reduced the position a bit to lock in profits.

TECHNOLOGY, INDUSTRIALS AND INSURANCE DISAPPOINT

Conversely, sectors that detracted the most from performance included Technology, Industrials and Insurance. In Technology, the Fund’s returns were hampered by video game publishers Take Two Interactive Software Inc. and Atari Inc. Uneven short-term demand connected with the industry’s shift to a new hardware platform hurt both stocks. Additionally, there were some departures among Atari’s senior management, and we significantly reduced the Fund’s position in the stock.

PORTFOLIO RESULTS

In Industrials, the Fund’s results were dampened by truck trailer manufacturer Wabash National Corp. While many investors were unenthusiastic about the stock because of fears that the truck replacement cycle was nearing an end, we felt that there was plenty of demand left in the trailer segment of the market. Negligible coverage of this stock by Wall Street analysts — along with their lack of appreciation for the company’s restructuring efforts — made it even more appealing, in our view.

In the Insurance sector, reinsurer PXRE Group Ltd. also underperformed, as the company suffered from an unfavorable regulatory environment and worse-than-expected claims connected with last fall’s extreme hurricane season.

  Portfolio Composition

We added to the Fund’s holdings in Wabash National Corp., making it the Fund’s largest holding by the end of the period. We also bought more of GrafTech International Ltd., a maker of graphite electrodes used to melt down scrap steel. We anticipated improving profits for the company, as we saw some firming in its pricing on new contracts.

On the sell side, we reduced the Fund’s position in Hughes Supply, a wholesale distributor of construction, repair and maintenance-related products. A buyout offer from Home Depot pushed its stock price higher. We also scaled back the Fund’s exposure to Ditech Communications Corp., a telecommunications equipment maker whose largest customer was Nextel Communications Inc., which recently merged with Sprint Corp. Uncertainty about how well demand for the company’s products would hold up after the merger led us to trim the position.

  Portfolio Highlights

The following stocks represent a sampling of contributors and detractors to performance over the last six months.

■	Accredited Home Lenders Holding Co. — Accredited Home Lenders rose sharply due to eased concerns surrounding the US housing market, a slow down in rising interest rates and continued strong operating results. With a strong business model producing ever-improving fundamentals and an overlooked mortgage-servicing business generating increasingly attractive earnings, we believe this volatile non-prime mortgage company is attractively valued.

■	Wabash National Corp. — Wabash National, the truck trailer manufacturer, was down during the quarter due to the concerns regarding higher raw material costs and disruption of customer orders during the second quarter. We believe these issues are temporary and that the company represents a tremendous opportunity due to market share gains and margin improvements at a low valuation.

PORTFOLIO RESULTS

■	Select Comfort Corp. — Select Comfort, a manufacturer and retailer of advanced mattresses reported record sales and earnings with improved operating leverage and same-store sales growth. Additionally, the retailer reported positive business trends during the period. The company’s practice of owning their retail outlets for direct sales has yielded high returns. Additionally, the company benefits from a strong management team with an extensive track record of leading consumer product companies.

  Outlook

Looking ahead, we are closely monitoring profit margins at the companies we follow, as the recent surge in commodity prices is driving up raw material costs for many of them. Consequently, we want to invest in companies with the pricing power to pass those cost increases along to customers. That said, we will maintain our focus on companies embodying our theme of “emerging quality” — that is, those with credible plans for improving free cash flow and return on capital. It has been our experience that such a focus is helpful in identifying promising opportunities and minimizing exposure to “value traps” — those stocks that appear to be bargains but are destined to remain at depressed prices.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Small Cap Value Investment Team

New York, March 24, 2006

FUND BASICS

Small Cap Value Fund

as of February 28, 2006

PERFORMANCE REVIEW

September 1, 2005–February 28, 2006	Fund Total Return (based on NAV)[1]	Russell 2000 Value Index[2]

Class A	9.16%	8.80%
Class B	8.75	8.80
Class C	8.76	8.80
Institutional	9.38	8.80
Service	9.10	8.80

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 2000 Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/05	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-2.48%	13.12%	12.18%	11.89%	10/22/92
Class B	-2.67	13.27	n/a	10.63	5/1/96
Class C	1.40	13.51	n/a	9.39	8/15/97
Institutional	3.61	14.87	n/a	10.67	8/15/97
Service	3.10	14.30	12.72[4]	12.29[4]	10/22/92

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
[4]	Performance data for Service Shares prior to August 15, 1997 (commencement of operations) is that of the Class A Shares (excluding the impact of the front-end sales charge applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the Small Cap Value Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

TOP 10 HOLDINGS AS OF 2/28/06[5]

Holding	% of Net Assets	Line of Business

Wabash National Corp.	2.0%	Industrial Components
Accredited Home Lenders Holding Co.	1.9	Financial Services
Select Comfort Corp.	1.4	Consumer Durables
Anixter International, Inc.	1.3	Telecom Equipment
PFF Bancorp, Inc.	1.3	Banks
Whiting Petroleum Corp.	1.3	Energy Resources
West Corp.	1.2	Industrial Services
El Paso Electric Co.	1.2	Electrical Utilities
Hutchinson Technology, Inc.	1.1	Computer Hardware
Affiliated Managers Group, Inc.	1.1	Security/Asset Management

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

SECTOR ALLOCATION AS OF 2/28/06[6]

Percentage of Portfolio

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments include repurchase agreements and securities lending collateral.

GOLDMAN SACHS LARGE CAP VALUE FUND

Statement of Investments

February 28, 2006 (Unaudited)

Shares	Description	Value
Common Stocks – 97.6%

Biotechnology – 2.4%
232,345	Amgen, Inc.*	$17,539,724
240,033	MedImmune, Inc.*	8,758,804

		26,298,528

Brokers – 3.6%
158,411	Lehman Brothers Holdings, Inc.	23,120,085
218,472	Merrill Lynch & Co., Inc.	16,868,223

		39,988,308

Chemical – 1.5%
169,076	Praxair, Inc.	9,126,723
154,887	Rohm & Haas Co.	7,705,628

		16,832,351

Computer Hardware – 3.0%
1,056,251	Cisco Systems, Inc.*	21,378,520
368,812	Hewlett-Packard Co.	12,100,722

		33,479,242

Computer Software – 5.8%
906,448	Activision, Inc.*	11,330,600
1,063,158	Microsoft Corp.	28,598,950
1,975,244	Oracle Corp.*	24,532,531

		64,462,081

Defense/Aerospace – 1.8%
117,762	General Dynamics Corp.	14,516,522
78,045	The Boeing Co.	5,673,091

		20,189,613

Diversified Energy – 2.6%
1,346,911	The Williams Companies, Inc.	29,052,870

Drugs – 3.4%
346,094	Abbott Laboratories	15,290,433
842,708	Pfizer, Inc.	22,070,522

		37,360,955

Electrical Utilities – 5.6%
463,103	Entergy Corp.	33,579,599
371,211	Exelon Corp.	21,199,860
134,689	FirstEnergy Corp.	6,879,914

		61,659,373

Energy Resources – 10.5%
187,404	Burlington Resources, Inc.	16,900,093
556,970	ConocoPhillips	33,952,891
456,302	EOG Resources, Inc.	30,754,755
567,487	Exxon Mobil Corp.	33,691,703

		115,299,442

Financial Technology – 1.6%
380,680	First Data Corp.	17,180,088

Food & Beverage – 0.6%
225,432	Kraft Foods, Inc.	6,783,249

Home Products – 2.0%
686,932	Newell Rubbermaid, Inc.	17,083,999
81,353	The Procter & Gamble Co.	4,875,485

		21,959,484

Hotel & Leisure – 2.0%
314,101	Harrah’s Entertainment, Inc.	22,590,144

Large Banks – 12.7%
861,321	Bank of America Corp.	39,491,568
588,368	Citigroup, Inc.	27,282,624
1,219,624	J.P. Morgan Chase & Co.	50,175,331
362,704	Wells Fargo & Co.	23,285,597

		140,235,120

Life Insurance – 0.6%
198,937	Genworth Financial, Inc.	6,330,175

Media – 4.3%
731,638	The Walt Disney Co.	20,478,547
1,556,467	Time Warner, Inc.	26,942,444

		47,420,991

Medical Products – 1.5%
435,034	Baxter International, Inc.	16,466,037

Motor Vehicle – 1.3%
259,028	Autoliv, Inc.	13,870,949

Oil Services – 3.2%
292,044	Baker Hughes, Inc.	19,850,231
478,346	BJ Services Co.	14,977,013

		34,827,244

Paper & Packaging – 0.8%
377,168	Packaging Corp. of America	8,603,202

Parts & Equipment – 3.3%
340,427	American Standard Companies, Inc.	13,474,101
391,912	United Technologies Corp.	22,926,852

		36,400,953

Property Insurance – 5.4%
278,020	American International Group, Inc.	18,449,407
120,791	Everest Re Group Ltd.	11,963,141
124,455	PartnerRe Ltd.	7,543,218
139,268	RenaissanceRe Holdings Ltd. Series B	6,204,389
31,600	Willis Group Holdings Ltd.	1,088,304
205,997	XL Capital Ltd.	13,915,097

		59,163,556

Regional Banks – 1.0%
158,317	KeyCorp	5,900,475
41,501	M&T Bank Corp.	4,664,712

		10,565,187

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)

REITs – 1.3%
225,560	Apartment Investment & Management Co.	$9,994,564
120,212	iStar Financial, Inc.	4,580,077

		14,574,641

Retail Apparel – 2.8%
529,337	J. C. Penney Co., Inc.	31,040,322

Specialty Financials – 3.5%
306,049	Countrywide Financial Corp.	10,552,570
654,796	Washington Mutual, Inc.	27,959,789

		38,512,359

Telephone – 3.4%
885,144	AT&T Inc.	24,421,123
400,977	Verizon Communications, Inc.	13,512,925

		37,934,048

Thrifts – 2.4%
364,963	Golden West Financial Corp.	25,923,322

Tobacco – 1.3%
206,182	Altria Group, Inc.	14,824,486

Transports – 0.7%
440,149	Southwest Airlines Co.	7,381,299

Trust/Processors – 1.7%
533,471	Bank of New York Co., Inc.	18,266,047

TOTAL COMMON STOCKS
(Cost $968,940,291)		$1,075,475,666

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 2.4%

Joint Repurchase Agreement Account II(a)
$26,700,000	4.57%	03/01/2006	$26,700,000
Maturity Value: $26,703,388
(Cost $26,700,000)

TOTAL INVESTMENTS – 100.0%
(Cost $995,640,291)			$1,102,175,666

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Joint repurchase agreement was entered into on February 28, 2006. Additional information appears on page 33.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND

Statement of Investments

February 28, 2006 (Unaudited)

Shares	Description	Value
Common Stocks – 98.3%

Biotechnology – 0.5%
72,800	Amgen, Inc.*	$5,495,672

Brokers – 3.6%
153,071	Lehman Brothers Holdings, Inc.	22,340,713
72,397	Merrill Lynch & Co., Inc.	5,589,772
182,423	Morgan Stanley	10,883,356

		38,813,841

Chemical – 1.1%
251,515	Rohm & Haas Co.	12,512,871

Computer Hardware – 1.4%
743,800	Cisco Systems, Inc.*	15,054,512

Computer Software – 3.8%
772,442	Activision, Inc.*	9,655,525
35,106	International Business Machines Corp.	2,816,905
777,769	Microsoft Corp.	20,921,986
689,221	Oracle Corp.*	8,560,125

		41,954,541

Defense/Aerospace – 1.4%
120,293	General Dynamics Corp.	14,828,518

Diversified Energy – 1.8%
889,122	The Williams Companies, Inc.	19,178,362

Drugs – 4.5%
357,716	Abbott Laboratories	15,803,893
1,260,250	Pfizer, Inc.	33,005,947

		48,809,840

Electrical Utilities – 7.6%
32,666	Dominion Resources, Inc.	2,453,216
44,905	Edison International	1,991,986
462,065	Entergy Corp.	33,504,333
364,481	Exelon Corp.	20,815,510
133,074	FirstEnergy Corp.	6,797,420
563,591	PPL Corp.	17,922,194

		83,484,659

Energy Resources – 10.4%
182,533	Burlington Resources, Inc.	16,460,826
185,729	Chevron Corp.	10,489,974
547,782	ConocoPhillips	33,392,791
160,700	EOG Resources, Inc.	10,831,180
712,408	Exxon Mobil Corp.	42,295,663

		113,470,434

Energy-Master Limited Partnership – 3.6%
276,267	Energy Transfer Partners LP	9,868,257
636,624	Enterprise Products Partners LP	15,457,231
57,528	Linn Energy LLC*	1,194,856
318,469	Magellan Midstream Partners LP	10,028,589
86,750	Williams Partners LP	2,871,425

		39,420,358

Environmental & Other Services – 1.2%
380,559	Waste Management, Inc.	$12,657,392

Financial Technology – 1.0%
229,929	First Data Corp.	10,376,696

Food & Beverage – 1.8%
277,811	Kraft Foods, Inc.(a)	8,359,333
156,900	Unilever NV	10,918,671

		19,278,004

Home Products – 2.4%
678,683	Newell Rubbermaid, Inc.	16,878,846
80,760	Procter & Gamble Co.	4,839,947
77,090	The Clorox Co.	4,698,636

		26,417,429

Large Banks – 13.5%
1,104,637	Bank of America Corp.	50,647,606
645,631	Citigroup, Inc.	29,937,910
1,145,655	J.P. Morgan Chase & Co.	47,132,247
315,449	Wells Fargo & Co.	20,251,826

		147,969,589

Media – 2.8%
651,769	The Walt Disney Co.	18,243,014
732,293	Time Warner, Inc.	12,675,992

		30,919,006

Medical Products – 1.2%
359,392	Baxter International, Inc.	13,602,987

Motor Vehicle – 0.8%
172,060	Autoliv, Inc.	9,213,813

Oil Services – 1.2%
108,120	Baker Hughes, Inc.	7,348,916
185,061	BJ Services Co.	5,794,260

		13,143,176

Paper & Packaging – 2.3%
718,874	Packaging Corp. of America	16,397,516
245,221	Plum Creek Timber Co., Inc.	9,109,960

		25,507,476

Parts & Equipment – 2.7%
206,588	American Standard Companies, Inc.	8,176,753
365,393	United Technologies Corp.	21,375,491

		29,552,244

Property Insurance – 4.4%
158,200	American International Group, Inc.	10,498,152
210,277	PartnerRe Ltd.	12,744,889
229,408	The Allstate Corp.	12,566,970
52,985	Willis Group Holdings Ltd.	1,824,803
156,843	XL Capital Ltd.	10,594,745

		48,229,559

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND

Shares	Description	Value
Common Stocks – (continued)

Regional Banks – 2.0%
498,237	KeyCorp	$18,569,293
33,000	M&T Bank Corp.	3,709,200

		22,278,493

REITs – 3.6%
237,721	Apartment Investment & Management Co.	10,533,418
221,081	Developers Diversified Realty Corp.	11,096,055
471,486	iStar Financial, Inc.	17,963,617

		39,593,090

Retail Apparel – 2.8%
522,955	J. C. Penney Co., Inc.	30,666,081

Specialty Financials – 6.4%
257,474	AllianceBernstein Holding LP	16,547,854
301,661	American Capital Strategies Ltd.(a)	10,769,298
281,565	Countrywide Financial Corp.	9,708,361
773,780	Washington Mutual, Inc.	33,040,406

		70,065,919

Telephone – 4.4%
977,645	AT&T, Inc.	26,973,225
638,224	Verizon Communications, Inc.	21,508,149

		48,481,374

Thrifts – 1.3%
205,249	Golden West Financial Corp.(a)	14,578,837

Tobacco – 1.4%
207,171	Altria Group, Inc.	14,895,595

Transports – 0.5%
73,078	United Parcel Service, Inc. Class B	5,459,657

Trust/Processors – 0.9%
300,547	Bank of New York Co., Inc.	10,290,729

TOTAL COMMON STOCKS
(Cost $960,286,778)		$1,076,200,754

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 1.6%

Joint Repurchase Agreement Account II(b)
$17,300,000	4.57%	03/01/2006	$17,300,000
Maturity Value: $17,302,195
(Cost $17,300,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $977,586,778)			$1,093,500,754

Shares	Description	Value
Securities Lending Collateral – 1.8%

19,211,000	Boston Global Investment Trust — Enhanced Portfolio	$19,211,000
(Cost $19,211,000)

TOTAL INVESTMENTS – 101.7%
(Cost $996,797,778)		$1,112,711,754

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or portion of security is on loan.

(b)	Joint repurchase agreement was entered into on February 28, 2006. Additional information appears on page 33.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Statement of Investments

February 28, 2006 (Unaudited)

Shares	Description	Value
Common Stocks – 95.7%

Biotechnology – 1.2%
1,857,854	MedImmune, Inc.*	$67,793,092

Brokers – 2.1%
859,054	The Bear Stearns Companies, Inc.	115,491,220

Chemical – 2.2%
157,141	Agrium, Inc.	3,914,382
526,923	Carlisle Cos., Inc.	41,416,148
2,852,223	Chemtura Corp.	31,602,631
970,574	Rohm & Haas Co.	48,286,056

		125,219,217

Computer Hardware – 3.8%
1,136,061	Amphenol Corp.	57,064,344
1,287,076	Avocent Corp.*	43,001,209
2,328,284	Ingram Micro, Inc.*	46,053,457
1,574,770	Zebra Technologies Corp.*	69,510,348

		215,629,358

Computer Software – 1.2%
4,845,156	Activision, Inc.*	60,564,450
487,421	Wind River Systems, Inc.*	7,540,403

		68,104,853

Construction – 1.7%
1,638,557	Lennar Corp.	98,084,022

Consumer Durables – 1.9%
1,234,633	Mohawk Industries, Inc.*	106,808,101
31,422	The Stanley Works(a)	1,575,499

		108,383,600

Defense/Aerospace – 2.6%
882,125	Alliant Techsystems, Inc.*	67,411,992
1,446,685	Rockwell Collins, Inc.	76,891,308

		144,303,300

Diversified Energy – 2.9%
4,245,279	The Williams Companies, Inc.	91,570,668
1,566,500	Western Gas Resources, Inc.	74,111,115

		165,681,783

Drugs – 1.7%
1,645,323	Charles River Laboratories International, Inc.*	79,551,367
761,955	IMS Health, Inc.	18,363,116

		97,914,483

Electrical Utilities – 11.5%
745,728	CMS Energy Corp.*	10,499,850
1,644,887	DPL, Inc.	44,280,358
2,333,638	Edison International	103,520,182
1,794,700	Entergy Corp.	130,133,697
673,316	FirstEnergy Corp.	34,392,981
1,139,169	Northeast Utilities	22,350,496
2,972,657	PG&E Corp.	113,109,599
189,185	PNM Resources, Inc.	4,682,329
3,892,278	PPL Corp.	123,774,440
209,015	Public Service Enterprise Group, Inc.	14,503,551
1,101,719	Wisconsin Energy Corp.	45,027,255

		646,274,738

Energy Resources – 4.6%
1,784,389	EOG Resources, Inc.	120,267,819
3,796,226	Range Resources Corp.	90,843,688
929,030	Ultra Petroleum Corp.*	48,346,721

		259,458,228

Environmental & Other Services – 1.0%
1,428,335	Republic Services, Inc.	55,519,381

Food & Beverage – 2.9%
2,363,895	Archer-Daniels-Midland Co.	74,982,749
439,297	ConAgra Foods, Inc.	9,238,416
909,783	Pepsi Bottling Group, Inc.	26,711,229
1,934,201	Smithfield Foods, Inc.*	51,120,933

		162,053,327

Gas Utilities – 1.4%
2,174,086	AGL Resources, Inc.	78,049,687

Health Insurance – 1.9%
945,562	Coventry Health Care, Inc.*	56,374,406
1,038,431	Health Net, Inc.*	49,792,767

		106,167,173

Home Products – 2.5%
2,844,795	Newell Rubbermaid, Inc.	70,750,052
1,118,320	The Clorox Co.	68,161,604

		138,911,656

Hotel & Leisure – 2.2%
1,750,259	Harrah’s Entertainment, Inc.	125,878,627

Information Services – 1.5%
7,293,493	BearingPoint, Inc.*(a)	64,985,023
3,199,022	Unisys Corp.*	21,369,467

		86,354,490

Life Insurance – 2.3%
643,610	Assurant, Inc.	29,219,894
657,780	Lincoln National Corp.	37,342,170
1,167,970	Torchmark Corp.	63,852,920

		130,414,984

Media – 1.1%
1,173,189	Lamar Advertising Co.*	59,856,103

Medical Providers – 0.7%
1,601,512	Apria Healthcare Group, Inc.*	36,818,761

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)

Mining – 1.8%
903,734	Allegheny Technologies, Inc.	$45,647,604
290,766	Carpenter Technology Corp.	24,305,130
707,481	Commercial Metals Co.	32,041,815

		101,994,549

Motor Vehicle – 0.6%
642,386	Autoliv, Inc.	34,399,770

Oil Services – 1.9%
2,024,127	BJ Services Co.	63,375,416
1,094,029	Grant Prideco, Inc.*	44,275,354

		107,650,770

Paper & Packaging – 2.3%
2,383,208	Packaging Corp. of America	54,360,974
1,980,351	Plum Creek Timber Co., Inc.	73,570,040

		127,931,014

Parts & Equipment – 3.2%
2,461,395	American Standard Companies, Inc.	97,422,014
996,696	Cooper Industries Ltd.	83,423,455

		180,845,469

Property Insurance – 6.2%
1,658,571	AMBAC Financial Group, Inc.	124,641,611
776,869	Everest Re Group Ltd.	76,941,106
799,180	PartnerRe Ltd.	48,438,300
1,035,750	RenaissanceRe Holdings Ltd. Series B	46,142,662
1,039,432	The PMI Group, Inc.	45,007,406
256,060	Willis Group Holdings Ltd.	8,818,706

		349,989,791

Publishing – 0.9%
1,185,806	Dow Jones & Co., Inc.(a)	48,203,014

Regional Banks – 6.2%
419,097	Commerce Bancshares, Inc.	21,604,450
1,719,534	FirstMerit Corp.	42,541,271
2,104,472	KeyCorp	78,433,672
793,417	M&T Bank Corp.	89,180,071
1,437,127	Zions Bancorp.	118,591,720

		350,351,184

REITs – 5.7%
1,734,808	Apartment Investment & Management Co.	76,869,343
421,293	Brandywine Realty Trust	12,373,375
1,370,708	Developers Diversified Realty Corp.	68,795,835
708,841	Equity Residential Properties Trust	32,096,320
792,086	Healthcare Realty Trust, Inc.	29,552,729
1,908,522	iStar Financial, Inc.	72,714,688
626,335	Liberty Property Trust	28,047,281

		320,449,571

Retail Apparel – 3.8%
2,666,401	J. C. Penney Co., Inc.	156,357,755
1,979,279	Ross Stores, Inc.	56,053,181

		212,410,936

Semiconductors – 1.2%
500,869	Freescale Semiconductor, Inc.*(a)	13,468,367
2,205,374	LSI Logic Corp.*	21,502,397
1,084,401	Tessera Technologies, Inc.*	33,865,843

		68,836,607

Specialty Financials – 1.9%
653,463	American Capital Strategies Ltd.(a)	23,328,629
1,044,071	CIT Group, Inc.	56,139,698
978,610	Eaton Vance Corp.	27,577,230

		107,045,557

Telecom Equipment – 0.8%
1,697,322	ADC Telecommunications, Inc.*	42,976,193

Tobacco – 1.1%
578,840	Reynolds American, Inc.(a)	61,443,866

Transports 2.2%
1,543,800	Norfolk Southern Corp.	79,011,684
1,076,301	Teekay Shipping Corp.(a)	41,868,109

		120,879,793

Trust/Processors – 1.0%
1,107,766	Northern Trust Corp.	58,401,424

TOTAL COMMON STOCKS
(Cost $4,694,645,272)		$5,386,171,591

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 5.1%

Joint Repurchase Agreement Account II(b)
$285,500,000	4.57%	03/01/2006	$285,500,000
Maturity Value: $285,536,227
(Cost $285,500,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $4,980,145,272)			$5,671,671,591

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Statement of Investments (continued)

February 28, 2006 (Unaudited)

Shares	Description	Value
Securities Lending Collateral – 1.0%

53,889,732	Boston Global Investment Trust – Enhanced Portfolio	$53,889,732
(Cost $53,889,732)

TOTAL INVESTMENTS – 101.8%
(Cost $5,034,035,004)		$5,725,561,323

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on February 28, 2006. Additional information appears on page 33.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Statement of Investments

February 28, 2006 (Unaudited)

Shares	Description	Value
Common Stocks – 98.0%

Airlines – 0.9%
743,852	AirTran Holdings, Inc.*	$13,225,689
680,196	Frontier Airlines, Inc.*(a)	4,897,411

		18,123,100

Apartment REITs – 0.4%
87,915	American Campus Communities, Inc.	2,215,458
118,511	Post Properties, Inc.	5,261,888

		7,477,346

Banks – 11.6%
242,859	Alabama National BanCorporation	16,895,701
157,177	Alliance Bankshares Corp.*	2,921,920
228,430	Berkshire Hills Bancorp, Inc.	7,549,611
624,592	Brookline Bancorp, Inc.	9,375,126
633,991	Cardinal Financial Corp.	7,798,089
333,170	Central Pacific Financial Corp.	12,327,290
724,871	Citizens Banking Corp.	19,194,584
1,459,619	First Niagara Financial Group, Inc.	20,566,032
123,888	First Oak Brook Bancshares, Inc.	3,333,826
289,523	IBERIABANK Corp.	16,722,820
433,828	Main Street Banks, Inc.(a)	11,210,116
356,948	Midwest Banc Holdings, Inc.	9,173,564
413,833	Millennium Bankshares Corp.	3,757,604
183,769	Nexity Financial Corp.*	2,376,133
830,512	PFF Bancorp, Inc.	26,102,992
416,345	Placer Sierra Bancshares	10,941,547
141,402	Prosperity Bancshares, Inc.(a)	4,080,862
414,445	Signature Bank*	13,428,018
170,746	Southcoast Financial Corp.*	4,200,361
176,501	Sterling Bancorp	3,590,026
80,819	Sun Bancorp, Inc.*	1,681,035
167,468	Texas United Bancshares, Inc.	3,181,892
610,891	The Bancorp, Inc.*	12,816,493
380,638	United Community Banks, Inc.	10,410,449

		233,636,091

Biotechnology – 0.6%
809,872	Medarex, Inc.*(a)	11,953,711

Brokers – 0.7%
1,138,275	Knight Capital Group, Inc.*	14,330,882

Chemical – 3.1%
450,398	Albemarle Corp.	19,119,395
39,646	American Vanguard Corp.(a)	1,138,237
123,147	Cabot Microelectronics Corp.*(a)	4,201,776
355,262	Minerals Technologies, Inc.	19,017,175
201,450	NuCo2, Inc.*(a)	6,033,428
292,645	Penford Corp.	4,645,739
373,190	UAP Holding Corp.	8,120,614

		62,276,364

Commercial Services – 0.8%
284,402	Kanbay International, Inc.*	4,829,146
140,559	Providence Service Corp.*	4,333,434
186,210	School Specialty, Inc.*(a)	6,495,005

		15,657,585

Components/ Distribution – 1.3%
855,042	Insight Enterprises, Inc.*	18,409,054
134,899	ScanSource, Inc.*(a)	7,838,981

		26,248,035

Computer Hardware – 1.4%
1	Diodes, Inc.*	19
807,028	Hutchinson Technology, Inc.*(a)	22,201,340
542,642	Mobility Electronics, Inc.*(a)	5,117,114

		27,318,473

Computer Software – 1.4%
1,416,708	Atari, Inc.*	1,211,285
608,626	Entrust, Inc.*	2,251,916
465,407	Epicor Software Corp.*	5,780,355
169,999	The Ultimate Software Group, Inc.*	3,977,977
959,358	TIBCO Software, Inc.*	8,317,634
320,537	Viisage Technology, Inc.*(a)	5,891,466

		27,430,633

Construction – 1.0%
128,031	Beazer Homes USA, Inc.(a)	8,123,567
245,043	Builders FirstSource, Inc.*	5,809,970
187,851	Champion Enterprises, Inc.*	2,915,448
38,280	Trex Co., Inc.*(a)	994,897
90,643	WCI Communities, Inc.*	2,287,829

		20,131,711

Consumer Durables – 1.4%
777,649	Select Comfort Corp.*(a)	28,423,071

Consumer Services – 0.2%
82,610	Matthews International Corp.	3,068,135

Defense/ Aerospace – 0.8%
64,031	Aviall, Inc.*	2,442,783
214,427	Ducommun, Inc.*	4,736,692
304,207	EDO Corp.(a)	8,861,550

		16,041,025

Diversified – 1.3%
3,593,361	GrafTech International Ltd.*	18,326,141
834,811	Lydall, Inc.*(b)	7,404,774

		25,730,915

Drugs – 0.7%
313,434	PAREXEL International Corp.*	8,030,179
362,197	Salix Pharmaceuticals Ltd.*	5,708,225

		13,738,404

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Statement of Investments (continued)

February 28, 2006 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Electrical Equipment – 1.1%
281,791	Baldor Electric Co.	$9,087,760
329,211	CyberOptics Corp.*	5,076,434
194,852	Franklin Electric Co., Inc.	8,739,112

		22,903,306

Electrical Utilities – 3.2%
214,746	Avista Corp.	4,209,022
54,149	Central Vermont Public Service Corp.	1,159,330
347,407	Cleco Corp.	7,813,183
1,169,398	El Paso Electric Co.*	23,914,189
53,794	MGE Energy, Inc.	1,803,175
750,825	Sierra Pacific Resources*(a)	10,691,748
113,469	Unisource Energy Corp.	3,450,592
483,096	Westar Energy, Inc.	10,396,226

		63,437,465

Energy Resources – 3.4%
395,057	Delta Petroleum Corp.*(a)	7,707,562
771,366	Parallel Petroleum Corp.*	13,120,936
79,171	Petroleum Development Corp.*	3,405,145
761,902	Range Resources Corp.	18,232,303
632,946	Whiting Petroleum Corp.*(a)	25,697,607

		68,163,553

Environmental Services – 0.8%
416,258	Waste Connections, Inc.*(a)	15,251,693

Financial Services – 3.3%
709,697	Accredited Home Lenders Holding Co.*(a)	37,833,947
822,782	Apollo Investment Corp.	15,460,074
503,459	Financial Federal Corp.	14,061,610

		67,355,631

Food & Beverage – 0.6%
250,872	Corn Products International, Inc.	6,763,509
216,286	Delta & Pine Land Co.	5,474,199

		12,237,708

Forest – 1.6%
1,896,048	Caraustar Industries, Inc.*(b)	19,282,808
216,752	Universal Forest Products, Inc.	13,401,776

		32,684,584

Gas Utilities – 1.2%
437,986	Northwest Natural Gas Co.	14,996,641
87,676	South Jersey Industries, Inc.	2,507,533
259,458	Southwest Gas Corp.	7,399,742

		24,903,916

Health Care REITs – 0.7%
203,079	Cogdell Spencer, Inc.	3,838,193
788,886	Omega Healthcare Investors, Inc.	10,208,185

		14,046,378

Home Products – 2.8%
24,138	Chattem, Inc.*	941,140
684,522	Elizabeth Arden, Inc.*	16,702,337
707,803	Helen of Troy Ltd.*(a)	14,163,138
1,331,186	Oneida Ltd.*	758,776
1,559,698	Playtex Products, Inc.*	16,376,829
728,478	Prestige Brands Holdings, Inc.*	8,144,384

		57,086,604

Hotel REITs – 0.6%
147,040	Hersha Hospitality Trust	1,392,469
289,128	LaSalle Hotel Properties	11,550,663

		12,943,132

Industrial Components – 4.2%
142,915	Actuant Corp.	7,874,617
115,026	Applied Industrial Technologies, Inc.	4,920,812
852,481	Comfort Systems USA, Inc.	9,368,766
354,208	Hughes Supply, Inc.	16,382,120
475,104	Modtech Holdings, Inc.*	3,686,807
104,832	RBC Bearings, Inc.*	2,068,335
1,978,880	Wabash National Corp.(a)(b)	39,518,234

		83,819,691

Industrial Services – 2.4%
377,174	Infrasource Services, Inc.*	6,740,099
158,069	ITT Educational Services, Inc.*	9,800,278
216,523	LECG Corp.*	3,501,177
135,128	Resources Connection, Inc.*	3,718,723
553,604	West Corp.*	24,098,382

		47,858,659

Information Services – 2.3%
654,403	BearingPoint, Inc.*	5,830,731
2,591,500	Lionbridge Technologies, Inc.*	18,555,140
764,193	MTC Technologies, Inc.*	21,084,085

		45,469,956

Internet – 0.1%
382,507	Autobytel, Inc.*	1,786,308

Leisure & Entertainment – 1.6%
427,916	Aztar Corp.*	12,914,505
167,903	Isle of Capri Casinos, Inc.*(a)	5,089,140
923,867	K2, Inc.*	10,532,084
308,843	Leapfrog Enterprises, Inc.*(a)	3,598,021

		32,133,750

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)

Life Insurance – 0.9%
569,852	American Equity Investment Life Holding Co.(a)	$7,630,318
204,407	StanCorp Financial Group, Inc.	11,058,419

		18,688,737

Machinery – 0.9%
125,447	MTS Systems Corp.	4,957,665
85,947	Tennant Co.	4,013,725
126,317	Terex Corp.*	9,997,991

		18,969,381

Media – 0.4%
269,705	ADVO, Inc.	8,671,016

Medical Products – 1.7%
530,979	Cardiac Science Corp.*	5,309,790
1,544,532	Encore Medical Corp.*(a)	9,205,411
686,370	PSS World Medical, Inc.*	11,860,473
384,076	Symmetry Medical, Inc.*	7,958,055
154,930	ThermoGenesis Corp.*	618,171

		34,951,900

Medical Providers – 0.4%
163,282	Amedisys, Inc.*	5,254,415
1,502,824	Radiologix, Inc.*(b)	2,840,337

		8,094,752

Medical Services – 0.8%
690,120	CapitalSource, Inc.(a)	16,983,853

Metals – 3.2%
423,193	Commercial Metals Co.	19,166,411
728,138	Earle M. Jorgensen Co.*	10,193,932
539,337	Mueller Industries, Inc.	17,803,514
439,662	Oregon Steel Mills, Inc.*	16,654,397

		63,818,254

Mortgage – 0.4%
1,501,513	MFA Mortgage Investments, Inc.	8,888,957

Motor Vehicle – 1.7%
577,553	Commercial Vehicle Group, Inc.*	10,569,220
390,310	LoJack Corp.*	8,879,553
672,611	Tenneco Automotive, Inc.*	15,234,639

		34,683,412

Office Industrial REITs – 2.8%
731,426	Brandywine Realty Trust	21,481,981
178,842	Columbia Equity Trust, Inc.	3,090,390
101,646	Corporate Office Properties Trust	4,220,342
537,928	Lexington Corporate Properties Trust	11,468,625
363,370	Parkway Properties, Inc.	16,002,815

		56,264,153

Oil Services – 1.7%
101,653	Hydril Co.*	6,845,313
487,867	Oil States International, Inc.*	16,846,048
83,609	Superior Well Services, Inc.*	2,052,601
232,079	W-H Energy Services, Inc.*	9,167,120

		34,911,082

Other REITs – 4.2%
413,819	BioMed Reality Trust, Inc.	11,454,510
352,244	CentraCore Properties Trust	9,517,633
648,892	Commercial Net Lease Realty	14,762,293
230,520	Digital Realty Trust, Inc.	6,364,657
218,366	Entertainment Properties Trust	9,029,434
562,451	RAIT Investment Trust	15,354,912
885,553	Spirit Finance Corp.	10,670,914
358,270	U-Store-It Trust	7,978,673

		85,133,026

Property Insurance – 3.7%
222,450	Aspen Insurance Holdings Ltd.	5,163,065
193,931	Donegal Group, Inc.	4,741,613
280,279	National Atlantic Holdings Corp.*	3,279,264
182,705	Navigators Group, Inc.*	8,568,865
147,633	NYMAGIC, Inc.	3,720,352
324,511	ProAssurance Corp.*(a)	16,644,169
626,239	ProCentury Corp.	7,715,264
447,857	Republic Companies Group, Inc.	7,694,183
309,296	RLI Corp.	16,306,085

		73,832,860

Publishing – 0.3%
425,185	Journal Register Co.	5,467,879

Restaurants – 1.2%
181,174	Buca, Inc.*	1,025,445
131,368	California Pizza Kitchen, Inc.*	3,948,922
419,794	CEC Entertainment, Inc.*	13,668,493
148,621	Fox & Hound Restaurant Group*	2,410,632
73,164	Ruby Tuesday, Inc.	2,088,832

		23,142,324

Retail Apparel – 4.3%
816,734	Aaron Rents, Inc.	21,398,431
617,816	Big Lots, Inc.*	7,852,441
582,477	Charming Shoppes, Inc.*	7,799,367
110,219	Christopher & Banks Corp.	2,417,103
196,984	Dress Barn, Inc.*(a)	8,505,769
483,616	Fossil, Inc.*	8,231,144
331,349	Gymboree Corp.*	7,574,638
253,558	K-Swiss, Inc.	7,398,823
78,984	Kellwood Co.	2,033,048

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Statement of Investments (continued)

February 28, 2006 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Retail Apparel – (continued)
73,318	Sharper Image Corp.*(a)	$865,152
374,856	Tuesday Morning Corp.	8,250,581
173,037	Zale Corp.*	4,507,614

		86,834,111

Retail REITs – 0.8%
341,200	Acadia Realty Trust	7,482,516
271,831	Agree Realty Corp.	8,483,845

		15,966,361

Security/ Asset Management – 1.4%
219,512	Affiliated Managers Group, Inc.*(a)	21,606,566
393,046	Technology Investment Capital Corp.	5,993,952

		27,600,518

Semiconductor Capital Equipment – 0.9%
452,989	Axcelis Technologies, Inc.*	3,130,154
793,405	Entegris, Inc.*	8,299,016
182,184	FormFactor, Inc.*	6,711,659

		18,140,829

Semiconductors – 2.7%
1,238,919	Aeroflex, Inc.*	16,105,947
83,927	Fairchild Semiconductor International, Inc.*	1,458,651
1,208,904	Integrated Device Technology, Inc.*	17,952,225
587,070	Tessera Technologies, Inc.*	18,334,196

		53,851,019

Telecom Equipment – 1.6%
583,388	Anixter International, Inc.	26,690,001
580,627	Ditech Communications Corp.*	5,986,264

		32,676,265

Telephone – 0.4%
256,672	Alaska Communications Systems Group, Inc.	2,846,492
236,342	RCN Corp.*(a)	5,908,550

		8,755,042

Thrifts – 2.1%
505,705	BankUnited Financial Corp.	14,129,398
505,264	Fidelity Bankshares, Inc.	16,133,079
298,659	Irwin Financial Corp.	5,985,126
739,557	NetBank, Inc.	5,509,700

		41,757,303

Truck Freight – 0.8%
54,321	Forward Air Corp.	1,927,309
242,746	Heartland Express, Inc.	5,614,715
110,602	OMI Corp.(a)	1,935,535
269,177	SCS Transportation, Inc.*	7,275,854

		16,753,413

Wireless – 1.2%
512,488	Andrew Corp.*(a)	6,949,337
1,390,106	Dobson Communications Corp.*	10,064,367
106,188	Leap Wireless International, Inc.*	4,471,577
315,865	UbiquiTel, Inc.*	3,086,001

		24,571,282

TOTAL COMMON STOCKS
(Cost $1,564,959,555)		$1,973,075,544

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 1.9%

Joint Repurchase Agreement Account II(c)
$37,600,000	4.57%	03/01/2006	$37,600,000
Maturity Value: $37,604,771
(Cost $37,600,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,602,559,555)			$2,010,675,544

Shares	Description	Value
Securities Lending Collateral – 8.0%

162,099,556	Boston Global Investment Trust – Enhanced Portfolio	$162,099,556
(Cost $162,099,556)

TOTAL INVESTMENTS – 107.9%
(Cost $1,764,659,111)		$2,172,775,100

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or portion of security is on loan.

(b)	Represents an affiliated issuer.

(c)	Joint repurchase agreement was entered into on February 28, 2006. Additional information appears on page 33.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VALUE EQUITY FUNDS

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At February 28, 2006, the Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

Large Cap Value	$26,700,000

Growth and Income	17,300,000

Mid Cap Value	285,500,000

Small Cap Value	37,600,000

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$3,019,900,000	4.56%	03/01/2006	$3,020,282,521

Barclays Capital PLC	3,000,000,000	4.57	03/01/2006	3,000,380,833

Credit Suisse First Boston LLC	500,000,000	4.57	03/01/2006	500,063,472

Deutsche Bank Securities, Inc.	3,020,000,000	4.57	03/01/2006	3,020,383,372

Greenwich Capital Markets	300,000,000	4.58	03/01/2006	300,038,167

J.P. Morgan Securities, Inc.	400,000,000	4.56	03/01/2006	400,050,667

Morgan Stanley & Co.	2,925,000,000	4.57	03/01/2006	2,925,371,312

UBS Securities LLC	1,500,000,000	4.57	03/01/2006	1,500,190,417

Wachovia Capital Markets	400,000,000	4.58	03/01/2006	400,050,889

TOTAL	$15,064,900,000			$15,066,811,650

At February 28, 2006, the Joint Repurchase Agreement Account II was fully collateralized by the following securities: Federal Home Loan Bank, 0.00% to 11.25%, due 03/16/2006 to 05/15/2012; Federal Home Loan Mortgage Association, 3.50% to 11.00%, due 04/01/2006 to 03/01/2036; Federal National Mortgage Association, 2.37% to 10.50%, due 06/15/2006 to 03/01/2036 and U.S. Treasury Notes, 3.87% to 4.25%, due 05/15/2010 to 08/15/2013. The aggregate market value of the collateral, including accrued interest, was $15,375,491,397.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VALUE EQUITY FUNDS

Statements of Assets and Liabilities

February 28, 2006 (Unaudited)

Large Cap
Value Fund

Assets:

Investment in securities of unaffiliated issuers, at value (identified cost $995,640,291, $977,586,778, $4,980,145,272 and $1,533,823,142, respectively)	$1,102,175,666
Investment in securities of affiliated issuers, at value (identified cost $0, $0, $0 and $68,736,413, respectively)	—
Securities lending collateral, at value (cost $0, $19,211,000, $53,889,732 and $162,099,556)	—
Cash	9,149
Receivables:
Investment securities sold	467,391
Fund shares sold	9,117,492
Dividends and interest	1,901,016
Securities lending income	—
Other assets	36,957

Total assets	1,113,707,671

Liabilities:

Payables:
Payable upon return of securities loaned	—
Investment securities purchased	1,427,281
Fund shares repurchased	1,998,461
Amounts owed to affiliates	899,116
Accrued expenses	136,233

Total liabilities	4,461,091

Net Assets:

Paid-in capital	990,792,536
Accumulated undistributed net investment income	2,140,172
Accumulated net realized gain on investment transactions	9,778,497
Net unrealized gain on investments	106,535,375

NET ASSETS	$1,109,246,580

Net Assets:
Class A	$597,841,021
Class B	24,746,866
Class C	43,691,538
Institutional	439,622,926
Service	3,344,229

Shares Outstanding:
Class A	45,664,230
Class B	1,932,413
Class C	3,423,152
Institutional	33,294,420
Service	256,158

Total shares outstanding, $0.001 par value (unlimited number of shares authorized)	84,570,373

Net asset value, offering and redemption price per share:(a)
Class A	$13.09
Class B	12.81
Class C	12.76
Institutional	13.20
Service	13.06

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Large Cap Value, Growth and Income, Mid Cap Value and Small Cap Value Funds is $13.85, $28.32, $38.42 and $46.13, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VALUE EQUITY FUNDS

Growth and	Mid Cap	Small Cap
Income Fund	Value Fund	Value Fund

$1,093,500,754	$5,671,671,591	$1,941,629,391

—	—	69,046,153
19,211,000	53,889,732	162,099,556
65,167	2,191,964	98,556
797,066	43,493,472	6,271,148
1,878,048	30,278,188	5,131,607
2,473,362	9,915,181	719,126
1,048	11,313	60,887
17,156	84,172	34,661

1,117,943,601	5,811,535,613	2,185,091,085

19,211,000	53,889,732	162,099,556
1,125,136	118,373,278	1,570,885
2,339,149	11,340,114	5,058,122
994,505	4,675,260	2,131,813
195,430	472,676	235,681

23,865,220	188,751,060	171,096,057

956,034,715	4,833,243,101	1,551,873,692
3,448,465	4,042,042	6,158,764
18,681,225	93,973,091	47,846,583
115,913,976	691,526,319	408,115,989

$1,094,078,381	$5,622,784,553	$2,013,995,028

$981,417,833	$3,250,411,534	$1,076,367,065
77,084,467	229,213,511	99,153,492
16,751,620	379,431,168	122,859,193
17,905,709	1,635,771,637	675,345,165
918,752	127,956,703	40,270,113

36,671,945	89,527,562	24,694,688
2,960,451	6,485,440	2,475,047
645,293	10,799,094	3,069,489
660,988	44,735,409	15,022,651
34,336	3,549,327	935,892

40,973,013	155,096,832	46,197,767

$26.76	$36.31	$43.59
26.04	35.34	40.06
25.96	35.14	40.03
27.09	36.57	44.96
26.76	36.05	43.03

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VALUE EQUITY FUNDS

Statements of Operations

For the Six Months Ended February 28, 2006 (Unaudited)

Large Cap
Value Fund

Investment income:

Dividends — unaffiliated issuers(a)	$9,857,935
Dividends — affiliated issuers	—
Interest (including securities lending income of $9,308, $11,546, $94,253, and $427,704, respectively)	697,082

Total income	10,555,017

Expenses:

Management fees	3,657,370
Distribution and Service fees(b)	1,010,287
Transfer agent fees(b)	655,763
Custody and accounting fees	101,468
Service Share fees	7,059
Printing fees	44,535
Registration fees	43,666
Professional fees	13,497
Trustee fees	3,270
Other	38,460

Total expenses	5,575,375

Less — expense reductions	(5,018)

Net expenses	5,570,357

NET INVESTMENT INCOME	4,984,660

Realized and unrealized gain (loss) on investment transactions:

Net realized gain from investment transactions — unaffiliated issuers (including commissions recaptured of $89,749, $39,304, $425,335 and $0, respectively)	20,065,105
Net realized loss from investment transactions — affiliated issuers	—
Net change in unrealized gain (loss) on investments	33,371,571

Net realized and unrealized gain on investment transactions	53,436,676

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$58,421,336

(a)	Foreign taxes withheld on dividends were $18,797, $10,253, and $2,559 for Growth and Income, Mid Cap Value and Small Cap Value Funds, respectively.
(b)	Class-specific Distribution and Service and Transfer agent fees were as follows:

	Distribution and Service Fees			Transfer agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

Large Cap Value	$686,000	$123,695	$200,592	$521,360	$23,502	$38,112	$72,224	$565
Growth and Income	1,173,234	410,564	80,796	891,658	78,007	15,351	3,645	184
Mid Cap Value	3,629,916	1,134,150	1,815,527	2,758,736	215,489	344,950	278,287	20,131
Small Cap Value	1,293,549	500,137	612,817	983,097	95,026	116,435	130,624	6,910

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VALUE EQUITY FUNDS

Growth and	Mid Cap	Small Cap
Income Fund	Value Fund	Value Fund

$14,729,395	$39,278,448	$14,143,855
—	—	171,933
441,954	3,566,748	1,280,069

15,171,349	42,845,196	15,595,857

3,685,714	18,291,001	9,723,785
1,664,594	6,579,593	2,406,503
988,845	3,617,593	1,332,092
97,792	243,698	146,590
2,299	251,635	86,373
48,047	150,395	71,061
38,543	73,962	29,722
13,498	15,725	15,725
3,270	3,270	3,270
80,208	191,801	85,685

6,622,810	29,418,673	13,900,806

(15,336)	(664,080)	(2,949)

6,607,474	28,754,593	13,897,857

8,563,875	14,090,603	1,698,000

44,704,925	132,413,121	73,317,289
—	—	(35,376)
4,406,385	137,621,192	96,877,059

49,111,310	270,034,313	170,158,972

$57,675,185	$284,124,916	$171,856,972

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VALUE EQUITY FUNDS

Statements of Changes in Net Assets

	Large Cap Value Fund

	For the
	Six Months Ended	For the
	February 28, 2006	Year Ended
	(Unaudited)	August 31, 2005

From operations:

Net investment income	$4,984,660	$8,027,433
Net realized gain from investment transactions	20,065,105	73,063,247
Payments by affiliates to reimburse certain security claims	—	—
Net change in unrealized gain (loss) on investments	33,371,571	14,674,803

Net increase in net assets resulting from operations	58,421,336	95,765,483

Distributions to shareholders:

From net investment income
Class A Shares	(3,536,463)	(2,431,764)
Class B Shares	—	(22,089)
Class C Shares	(40,591)	(36,990)
Institutional Shares	(3,440,770)	(2,582,487)
Service Shares	(18,522)	(3,541)
From net realized gains
Class A Shares	(39,566,820)	(2,271,434)
Class B Shares	(1,877,391)	(139,478)
Class C Shares	(3,034,163)	(128,351)
Institutional Shares	(25,092,442)	(1,622,741)
Service Shares	(202,383)	(2,720)

Total distributions to shareholders	(76,809,545)	(9,241,595)

From share transactions:

Proceeds from sales of shares	292,393,272	427,796,464
Proceeds received in connection with merger	—	61,425,577
Reinvestment of dividends and distributions	61,469,093	7,008,749
Cost of shares repurchased	(130,879,906)	(160,017,555)

Net increase (decrease) in net assets resulting from share transactions	222,982,459	336,213,235

NET INCREASE	204,594,250	422,737,123

Net assets:

Beginning of period	904,652,330	481,915,207

End of period	$1,109,246,580	$904,652,330

Accumulated undistributed net investment income	$2,140,172	$4,191,858

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VALUE EQUITY FUNDS

Growth and Income Fund		Mid Cap Value Fund		Small Cap Value Fund

For the		For the		For the
Six Months Ended	For the	Six Months Ended	For the	Six Months Ended	For the
February 28, 2006	Year Ended	February 28, 2006	Year Ended	February 28, 2006	Year Ended
(Unaudited)	August 31, 2005	(Unaudited)	August 31, 2005	(Unaudited)	August 31, 2005

$8,563,875	$14,353,686	$14,090,603	$13,201,976	$1,698,000	$2,513,568
44,704,925	68,982,866	132,413,121	322,362,179	73,281,913	166,620,224
—	893,155	—	304,300	—	339,459
4,406,385	22,063,316	137,621,192	381,185,485	96,877,059	102,375,774

57,675,185	106,293,023	284,124,916	717,053,940	171,856,972	271,849,025

(6,909,273)	(10,994,452)	(10,529,102)	(3,671,900)	—	—
(322,972)	(701,859)	—	—	—	—
(63,334)	(104,364)	—	—	—	—
(168,317)	(196,828)	(9,368,607)	(3,753,499)	—	—
(6,429)	(15,658)	(412,877)	(54,438)	—	—
—	—	(188,260,058)	(86,851,401)	(75,729,048)	(63,698,172)
—	—	(15,143,751)	(12,288,164)	(8,049,217)	(7,907,495)
—	—	(24,343,219)	(9,399,556)	(9,703,383)	(9,053,298)
—	—	(89,212,401)	(45,371,052)	(47,119,702)	(28,746,568)
—	—	(6,744,123)	(1,393,641)	(2,633,286)	(1,417,611)

(7,470,325)	(12,013,161)	(344,014,138)	(162,783,651)	(143,234,636)	(110,823,144)

79,084,870	307,900,081	1,246,996,519	2,799,132,512	242,091,137	715,613,326
—	8,340,631	—	—	—	32,729,837
7,237,946	11,735,043	303,772,471	145,409,774	128,677,198	97,777,593
(95,855,593)	(117,368,089)	(510,208,965)	(567,881,856)	(380,938,374)	(525,719,617)

(9,532,777)	210,607,666	1,040,560,025	2,376,660,430	(10,170,039)	320,401,139

40,672,083	304,887,528	980,670,803	2,930,930,719	18,452,297	481,427,020

1,053,406,298	748,518,770	4,642,113,750	1,711,183,031	1,995,542,731	1,514,115,711

$1,094,078,381	$1,053,406,298	$5,622,784,553	$4,642,113,750	$2,013,995,028	$1,995,542,731

$3,448,465	$2,354,915	$4,042,042	$10,262,025	$6,158,764	$4,460,764

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VALUE EQUITY FUNDS

Notes to Financial Statements

February 28, 2006 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company. The Trust includes the Goldman Sachs Large Cap Value Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund and Goldman Sachs Small Cap Value Fund collectively, the “Funds” or individually a “Fund”. Each Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service. Class A shares of the Funds are sold with front-end sales charge of up to 5.50%. Class B shares of the Funds are sold with contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C shares of the funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional and Service Class shares of the Funds are not subject to a sales charge. Such sales loads are paid directly to Goldman Sachs & Co. (“Goldman Sachs”) as distributor of the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

     Net investment income (other than class specific expenses) and unrealized and realized gains or losses of the Funds are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

C. Federal Taxes — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly for the Growth and Income Fund and annually for the Large Cap Value, Mid Cap Value and Small Cap Value Funds. Capital gains distributions, if any, are declared and paid annually for all Funds.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from net investment income or net realized gains, or from tax return of capital.
     In addition, distributions paid by the Funds’ investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses

GOLDMAN SACHS VALUE EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or pro rata basis depending upon the nature of the expense.

     Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to their Service and Shareholder Administration Plans. Each class of shares of the Funds separately bears its respective class-specific Transfer Agency fees.

E. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians under triparty repurchase agreements.

     Pursuant to exemptive relief granted by the Securities and Exchange Commission (the “SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management or investment advisory agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

F. Segregation Transactions — As set forth in the prospectus, the Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate or physically move liquid assets, on the books of their custodian or to respective counterparty, with a current value equal to or greater than the market value of the corresponding transactions.

G. Commission Recapture — The Funds may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Funds as cash payments and are included in the net realized gain (loss) on investments in the Statements of Operations.

3. AGREEMENTS

GSAM, an affiliate of Goldman Sachs, serves as the investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Funds. Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.

     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS VALUE EQUITY FUNDS

Notes to Financial Statements (continued)

February 28, 2006 (Unaudited)

3. AGREEMENTS (continued)

     The Investment Adviser has entered into a fee reduction commitment for the Funds which was implemented on a voluntary basis beginning July 1, 2005 and on a contractual basis as of December 29, 2005 to achieve the rates listed below.

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets

Large Cap Value	0.75%	First $1 Billion
	0.68	Next $1 Billion
	0.65	Over $2 Billion

Growth and Income	0.70	First $1 Billion
	0.63	Next $1 Billion
	0.60	Over $2 Billion

Mid Cap Value	0.75	First $2 Billion
	0.68	Over $2 Billion

Small Cap Value	1.00	First $2 Billion
	0.90	Over $2 Billion

     GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any.
     For the six months ended February 28, 2006, the Other Expense limitations of the Large Cap Value, Growth and Income, Mid Cap Value, and the Small Cap Value Funds as an annual percentage rate of average daily net assets were 0.064%, 0.054%, 0.104% and 0.064%, respectively.
     The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive, under the Plans a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the average daily net assets attributable to Class B and Class C Shares.
     Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the six months ended February 28, 2006, Goldman Sachs advised the Funds that it retained the following approximate amounts:

		Contingent Deferred
	Sales Load	Sales Charge

Fund	Class A	Class B	Class C

Large Cap Value	$79,600	$100	$—

Growth and Income	276,000	100	—

Mid Cap Value	223,300	1,000	100

Small Cap Value	12,400	100	—

     Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

GOLDMAN SACHS VALUE EQUITY FUNDS

3. AGREEMENTS (continued)

     The Trust, on behalf of each Fund, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provide for compensation to the service organizations in an amount equal to, on an annualized basis, 0.25% and 0.25%, respectively, of the average daily net assets of the Service Shares.

     For the six months ended February 28, 2006, GSAM has voluntarily agreed to reimburse certain expenses. In addition, the Funds have entered into certain offset arrangements with the custodian resulting in a reduction in the Funds’ expenses. These expense reductions were as follows (in thousands):

	Management Fee	Custody Fee	Total Expense
Fund	Waiver	Reduction	Reductions

Large Cap Value	$—	$5	$5

Growth and Income	12	3	15

Mid Cap Value	644	20	664

Small Cap Value	1	2	3

     At February 28, 2006, the amounts owed to affiliates of the Trust were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Large Cap Value	$624	$166	$109	$899

Growth and Income	580	259	156	995

Mid Cap Value	2,987	1,080	608	4,675

Small Cap Value	1,542	378	212	2,132

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended February 28, 2006, were as follows:

Fund	Purchases	Sales and Maturities

Large Cap Value	$470,523,834	$321,700,056

Growth and Income	285,485,582	277,352,104

Mid Cap Value	1,716,256,061	1,114,790,083

Small Cap Value	384,918,515	524,199,394

     For the six months ended February 28, 2006, Goldman Sachs earned approximately $72,500, $11,200, $174,700 and $2,400 of brokerage commissions from portfolio transactions executed on behalf of the Large Cap Value, Growth and Income, Mid Cap Value and Small Cap Value Funds, respectively.

     An investment by a Fund of at least 5% of the voting securities of an issuer makes that issuer an affiliated person (as defined in the 1940 Act) of the Trust and an affiliate (as defined in Rule 6-02(a) of Regulation S-X) of the Trust. The following table provides information about the investments by the Goldman Sachs Small Cap Value Fund in shares of issuers

GOLDMAN SACHS VALUE EQUITY FUNDS

Notes to Financial Statements (continued)

February 28, 2006 (Unaudited)

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

of which the Trust is an affiliate for the six months ended February 28, 2006, including income earned from these affiliated issuers.

	Number of Shares Held	Gross	Gross	Number of Shares Held
	Beginning of Period	Additions	Reductions	End of Period	Value at End	Income
Name of Affiliated Issuer	(in 000’s)	(in 000’s)	(in 000’s)	(in 000’s)	of Period	Earned

Caraustar Industries, Inc.	1,916	—	20	1,896	$19,282,808	$—
Fox & Hound Restaurant Group	509	—	509	—	—	—
Lionbridge Technologies, Inc.	2,925	—	2,925	—	—	—
Lydall, Inc.	835	—	—	835	7,404,774	—
Radiologix, Inc.	1,503	—	—	1,503	2,840,337	—
Southcoast Financial Corp.	171	—	171	—	—	—
Wabash National Corp.	1,842	137	—	1,979	39,518,234	171,933

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Boston Global Advisers (“BGA”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ security lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional required collateral is delivered to the funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.

     Both the Funds and BGA receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended February 28, 2006, are reported parenthetically under Investment Income on the Statements of Operations. The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
     The table below details securities lending activity as of, and for the six months ended February 28, 2006:

				Earnings Received by
			Earnings of BGA	the Funds From	Amount Payable to
	Market Value of	Cash Collateral	Relating to Securities	Lending to Goldman	Goldman Sachs Upon
	Securities on	Received for Loans	Loaned for the Six	Sachs for the Six	Return of Securities
	Loan as of	Outstanding as of	Months Ended	Months Ended	Loaned as of
Fund	February 28, 2006	February 28, 2006	February 28, 2006	February 28, 2006	February 28, 2006

Large Cap Value	$—	$—	$1,642	$—	$—

Growth and Income	18,560,758	19,211,000	2,037	—	—

Mid Cap Value	52,514,639	53,889,732	16,630	6,498	—

Small Cap Value	156,865,945	162,099,556	75,471	57,346	4,067,975

GOLDMAN SACHS VALUE EQUITY FUNDS

6. LINE OF CREDIT FACILITY

The Funds participate in a $350,000,000 committed, unsecured revolving line of credit facility together with other registered investment companies having management or investment advisory agreements with GSAM. Under the most restrictive arrangement, the Funds must own securities having a market value in excess of 300% of each Fund’s total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. During the six months ended February 28, 2006, the Funds did not have any borrowings under this facility.

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, August 31, 2005, the Funds’ capital loss carryforwards were as follows.

	Large Cap	Growth and	Mid Cap	Small Cap
	Value Fund	Income Fund	Value Fund	Value Fund

Capital loss carryforward:*
Expiring 2010	$—	$(2,087,904)	$—	$—
Expiring 2011	—	(22,494,322)	—	—

Total capital loss carryforward	$—	$(24,582,226)	$—	$—

*	Expiration occurs on August 31 of the year indicated. Utilization of these losses may be limited under the Internal Revenue Code.

     At February 28, 2006, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Large Cap	Growth and	Mid Cap	Small Cap
	Value Fund	Income Fund	Value Fund	Value Fund

Tax Cost:	$997,878,324	$995,951,931	$5,039,040,566	$1,769,400,270

Gross unrealized gain	111,577,049	128,400,151	739,693,898	461,050,382
Gross unrealized loss	(7,279,707)	(11,640,328)	(53,173,141)	(57,675,552)

Net unrealized security gain	$104,297,342	$116,759,823	$686,520,757	$403,374,830

     The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales and differences related to the tax treatment of partnership investments and return of capital distributions from underlying fund investments.

8. OTHER MATTERS

As of February 28, 2006, Goldman, Sachs & Co. Employees Profit Sharing Master Trust was the beneficial owner of approximately 5% and 6% of the outstanding shares of the Large Cap Value and Mid Cap Value Funds, respectively.

Mergers and Reorganizations — At a meeting held on August 5, 2004, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Agreement”) providing for the tax-free acquisition of the Golden Oak Value and the Golden Oak Small Cap Value Funds into the Goldman Sachs Large Cap Value and Goldman Sachs Small Cap Value Funds, respectively. The acquisition was completed on September 28, 2004.

     Pursuant to the Agreement, the assets and liabilities of the Golden Oak Value and the Golden Oak Small Cap Value Funds (“Acquired Funds”) Institutional Class and Class A were transferred into the Goldman Sachs Large Cap Value and

GOLDMAN SACHS VALUE EQUITY FUNDS

Notes to Financial Statements (continued)

February 28, 2006 (Unaudited)

8. OTHER MATTERS (continued)

Goldman Sachs Small Cap Value Funds (“Survivor Funds”) Institutional Class and Class A, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	on September 28, 2004

Goldman Sachs Large Cap Value Class A/ Golden Oak Value Class A	504,066	$6,003,614	705,289

Goldman Sachs Large Cap Value Institutional Class/ Golden Oak Value Institutional Class	4,610,585	55,421,963	6,479,508

Goldman Sachs Small Cap Value Class A/ Golden Oak Small Cap Value Class A	168,713	6,856,556	715,037

Goldman Sachs Small Cap Value Institutional Class/ Golden Oak Small Cap Value Institutional Class	623,019	25,873,281	2,675,696

     The following chart shows the Survivor Funds’ and Acquired Funds’ aggregate net assets (immediately before and after the completion of the acquisition) and the acquired funds’ unrealized appreciation.

				Survivor Fund’s
	Survivor Fund’s	Acquired Fund’s		Aggregate Net
	Aggregate Net	Aggregate Net	Acquired Fund’s	Assets
	Assets Before	Assets Before	Unrealized	Immediately
Survivor/Acquired Fund	Acquisition	Acquisition	Appreciation	After Acquisition

Goldman Sachs Large Cap Value/ Golden Oak Value	$496,303,016	$61,425,577	$4,222,034	$557,728,593

Goldman Sachs Small Cap Value/ Golden Oak Small Cap Value	1,588,484,785	32,729,837	7,232,645	1,621,214,622

     At a meeting held on November 4, 2004, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Agreement”) providing for the tax-free acquisition of the Expedition Equity Income Fund into the Goldman Sachs Growth and Income Fund. The acquisition was completed on February 28, 2005.

     Pursuant to the Agreement, the assets and liabilities of the Expedition Equity Income Fund (“Acquired Fund”) Institutional Class, Class A and Class B were transferred into the Goldman Sachs Growth and Income Fund (“Survivor”) Institutional Class, Class A and Class B, respectively, in a tax-free exchange as follows:

	Exchanged		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	on February 25, 2005

Goldman Sachs Growth and Income Class A/ Expedition Equity Income Class A	11,042	$282,016	36,029

Goldman Sachs Growth and Income Class B/ Expedition Equity Income Class B	26,027	647,035	83,634

Goldman Sachs Growth and Income Institutional Class/ Expedition Equity Income Institutional Class	286,716	7,411,580	945,467

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation and capital loss carryforwards. Utilization of the Acquired Fund’s capital loss carryforward may be limited under the Internal Revenue Code.

GOLDMAN SACHS VALUE EQUITY FUNDS

8. OTHER MATTERS (continued)

Survivor Fund’s
Aggregate
	Survivor Fund’s	Acquired Fund’s			Net Assets
	Aggregate Net	Aggregate Net	Acquired Fund’s	Acquired Fund’s	Immediately
	Assets Before	Assets Before	Unrealized	Capital Loss	After
Survivor/Acquired Fund	Acquisition	Acquisition	Appreciation	Carryforward	Acquisition

Goldman Sachs Growth and Income/ Expedition Equity Income	$945,115,028	$8,340,631	$1,424,882	$(7,347,465)	$953,455,659

Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds including these Funds, and the Trustees and Officers of the Trust . In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs and certain related parties including certain Goldman Sachs Funds including these funds, and the Trustees and Officers of the Trust. The Funds in this report, along with certain other investment portfolios of the Trust, were named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005. The second amended consolidated complaint alleges violations of the Act and the Investment Advisers Act of 1940. The second complaint also asserts claims involving common law breach of fiduciary duty and unjust enrichment. The complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the ”Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The complaint also alleges that GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. On January 13, 2006, all claims against the defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision.

     Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class action and derivative action lawsuit will have a material adverse financial impact on the Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.

GOLDMAN SACHS VALUE EQUITY FUNDS

Notes to Financial Statements (continued)

February 28, 2006 (Unaudited)

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Large Cap Value

	For the Six Months Ended		For the Year Ended
	February 28, 2006		August 31, 2005

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	10,463,658	$137,726,374	20,232,385	$258,943,402
Shares issued in connection with merger	—	—	504,066	6,003,614
Shares converted from Class B(a)	27,646	359,822	24,029	310,034
Reinvestments of dividends and distributions	2,907,805	37,045,436	323,625	4,106,793
Shares repurchased	(6,431,087)	(85,114,658)	(7,121,291)	(91,120,228)

	6,968,022	90,016,974	13,962,814	178,243,615

Class B Shares
Shares sold	168,091	2,180,362	729,370	9,108,324
Shares issued in connection with merger	—	—	—	—
Shares converted to Class A(a)	(28,271)	(359,822)	(24,532)	(310,034)
Reinvestments of dividends and distributions	130,286	1,627,267	10,871	135,563
Shares repurchased	(251,000)	(3,226,133)	(281,344)	(3,524,308)

	19,106	221,674	434,365	5,409,545

Class C Shares
Shares sold	633,264	8,143,827	1,755,932	22,034,146
Reinvestments of dividends and distributions	189,928	2,362,710	11,252	139,970
Shares repurchased	(271,588)	(3,524,271)	(162,101)	(2,025,786)

	551,604	6,982,266	1,605,083	20,148,330

Institutional Shares
Shares sold	10,872,875	143,473,165	10,509,730	135,151,581
Shares issued in connection with merger	—	—	4,610,585	55,421,963
Reinvestments of dividends and distributions	1,579,949	20,286,547	205,576	2,625,219
Shares repurchased	(2,913,646)	(38,871,994)	(4,875,272)	(63,050,030)

	9,539,178	124,887,718	10,450,619	130,148,733

Service Shares
Shares sold	66,944	869,544	200,071	2,559,011
Reinvestments of dividends and distributions	11,576	147,133	95	1,204
Shares repurchased	(11,057)	(142,850)	(22,813)	(297,203)

	67,463	873,827	177,353	2,263,012

NET INCREASE (DECREASE)	17,145,373	$222,982,459	26,630,234	$336,213,235

(a)	Class B Shares automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS VALUE EQUITY FUNDS

Growth and Income

For the Six Months Ended		For the Year Ended
February 28, 2006		August 31, 2005

Shares	Dollars	Shares	Dollars

2,763,337	$71,147,121	11,218,549	$277,092,419
—	—	11,042	282,016
287,828	7,401,860	302,000	7,525,820
264,521	6,810,184	444,288	10,858,777
(2,833,385)	(73,272,250)	(3,637,580)	(89,762,636)

482,301	12,086,915	8,338,299	205,996,396

118,370	2,964,845	709,246	17,038,996
—	—	26,027	647,035
(295,685)	(7,401,860)	(310,397)	(7,525,820)
11,989	300,747	27,307	647,810
(594,219)	(14,900,870)	(924,545)	(22,263,938)

(759,545)	(19,037,138)	(472,362)	(11,455,917)

82,222	2,062,410	232,581	5,594,367
2,345	58,656	4,074	96,674
(90,853)	(2,278,877)	(132,553)	(3,194,373)

(6,286)	(157,811)	104,102	2,496,668

110,821	2,831,345	321,372	8,052,481
—	—	286,716	7,411,580
2,397	62,411	4,775	118,497
(195,828)	(5,118,861)	(70,523)	(1,755,275)

(82,610)	(2,225,105)	542,340	13,827,283

3,014	79,149	4,972	121,818
231	5,948	545	13,285
(11,314)	(284,735)	(15,764)	(391,867)

(8,069)	(199,638)	(10,247)	(256,764)

(374,209)	$(9,532,777)	8,502,132	$210,607,666

GOLDMAN SACHS VALUE EQUITY FUNDS

Notes to Financial Statements (continued)

February 28, 2006 (Unaudited)

9. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Mid Cap Value

	For the Six Months Ended		For the Year Ended
	February 28, 2006		August 31, 2005

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	20,313,544	$734,707,774	52,847,603	$1,793,159,144
Shares issued in connection with merger	—	—	—	—
Shares converted from Class B(a)	116,492	4,164,869	53,927	1,820,499
Reinvestments of dividends and distributions	5,283,855	184,618,041	2,623,925	84,779,024
Shares repurchased	(9,797,161)	(353,598,248)	(11,604,909)	(396,640,773)

	15,916,730	569,892,436	43,920,546	1,483,117,894

Class B Shares
Shares sold	185,250	6,494,035	2,091,588	68,393,484
Shares converted to Class A(a)	(119,507)	(4,164,869)	(55,102)	(1,820,499)
Reinvestments of dividends and distributions	394,639	13,445,347	344,970	10,928,664
Shares repurchased	(493,015)	(17,327,223)	(776,811)	(25,863,761)

	(32,633)	(1,552,710)	1,604,645	51,637,888

Class C Shares
Shares sold	886,822	30,902,471	7,459,399	244,851,759
Reinvestments of dividends and distributions	515,535	17,461,230	254,402	8,016,205
Shares repurchased	(691,517)	(24,195,782)	(817,201)	(27,404,360)

	710,840	24,167,919	6,896,600	225,463,604

Institutional Shares
Shares sold	11,437,449	416,611,610	18,323,540	627,237,233
Shares issued in connection with merger	—	—	—	—
Reinvestments of dividends and distributions	2,362,543	83,067,008	1,246,311	40,467,725
Shares repurchased	(2,779,751)	(101,418,788)	(3,188,852)	(109,798,492)

	11,020,241	398,259,830	16,380,999	557,906,466

Service Shares
Shares sold	1,621,566	58,280,629	1,906,377	65,490,892
Reinvestments of dividends and distributions	149,304	5,180,845	37,890	1,218,156
Shares repurchased	(382,280)	(13,668,924)	(239,765)	(8,174,470)

	1,388,590	49,792,550	1,704,502	58,534,578

NET INCREASE (DECREASE)	29,003,768	$1,040,560,025	70,507,292	$2,376,660,430

(a)	Class B Shares automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS VALUE EQUITY FUNDS

Small Cap Value

For the Six Months Ended		For the Year Ended
February 28, 2006		August 31, 2005

Shares	Dollars	Shares	Dollars

2,893,860	$122,876,624	7,878,912	$326,096,886
—	—	168,713	6,856,556
91,535	3,823,757	63,190	2,583,337
1,739,168	71,531,986	1,425,983	58,836,071
(4,906,683)	(207,967,725)	(8,108,006)	(334,596,469)

(182,120)	(9,735,358)	1,428,792	59,776,381

24,631	960,793	74,259	2,905,391
(99,016)	(3,823,757)	(67,862)	(2,583,337)
190,890	7,228,989	185,044	7,126,040
(326,178)	(12,785,065)	(603,785)	(23,156,746)

(209,673)	(8,419,040)	(412,344)	(15,708,652)

107,750	4,180,040	301,803	11,673,874
213,286	8,070,758	200,068	7,698,671
(499,872)	(19,648,492)	(716,344)	(27,464,729)

(178,836)	(7,397,694)	(214,473)	(8,092,184)

2,382,800	104,334,682	8,456,068	358,127,438
—	—	623,019	25,873,281
927,827	39,330,586	539,413	22,795,589
(3,098,252)	(136,154,874)	(3,112,224)	(132,894,806)

212,375	7,510,394	6,506,276	273,901,502

231,237	9,738,998	408,644	16,809,737
61,912	2,514,879	32,367	1,321,222
(104,252)	(4,382,218)	(186,261)	(7,606,867)

188,897	7,871,659	254,750	10,524,092

(169,357)	$(10,170,039)	7,563,001	$320,401,139

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2006 - A	$13.40	$0.06		$0.71	$0.77	$(0.09)	$(0.99)	$(1.08)
2006 - B	13.09	0.01		0.70	0.71	—	(0.99)	(0.99)
2006 - C	13.06	0.01		0.69	0.70	(0.01)	(0.99)	(1.00)
2006 - Institutional	13.52	0.09		0.72	0.81	(0.14)	(0.99)	(1.13)
2006 - Service	13.37	0.06		0.71	0.77	(0.09)	(0.99)	(1.08)
FOR THE YEARS ENDED AUGUST 31,

2005 - A	11.80	0.13	(d)	1.65	1.78	(0.09)	(0.09)	(0.18)
2005 - B	11.54	0.04	(d)	1.61	1.65	(0.01)	(0.09)	(0.10)
2005 - C	11.53	0.03	(d)	1.61	1.64	(0.02)	(0.09)	(0.11)
2005 - Institutional	11.90	0.19	(d)	1.66	1.85	(0.14)	(0.09)	(0.23)
2005 - Service	11.80	0.12	(d)	1.65	1.77	(0.11)	(0.09)	(0.20)

2004 - A	9.86	0.08		1.95	2.03	(0.09)	—	(0.09)
2004 - B	9.66	—	(e)	1.91	1.91	(0.03)	—	(0.03)
2004 - C	9.67	—	(e)	1.90	1.90	(0.04)	—	(0.04)
2004 - Institutional	9.95	0.12		1.96	2.08	(0.13)	—	(0.13)
2004 - Service	9.91	0.06		1.96	2.02	(0.13)	—	(0.13)

2003 - A	9.24	0.08		0.63	0.71	(0.09)	—	(0.09)
2003 - B	9.11	0.01		0.61	0.62	(0.07)	—	(0.07)
2003 - C	9.11	0.01		0.62	0.63	(0.07)	—	(0.07)
2003 - Institutional	9.29	0.12		0.64	0.76	(0.10)	—	(0.10)
2003 - Service	9.29	0.08		0.63	0.71	(0.09)	—	(0.09)

2002 - A	10.21	0.08		(1.01)	(0.93)	(0.04)	—	(0.04)
2002 - B	10.10	—	(e)	(0.99)	(0.99)	—	—	—
2002 - C	10.10	—	(e)	(0.99)	(0.99)	—	—	—
2002 - Institutional	10.24	0.12		(1.01)	(0.89)	(0.06)	—	(0.06)
2002 - Service	10.23	0.08		(1.00)	(0.92)	(0.02)	—	(0.02)

2001 - A	10.39	0.08		(0.20)	(0.12)	(0.06)	—	(0.06)
2001 - B	10.33	(0.01)		(0.19)	(0.20)	(0.03)	—	(0.03)
2001 - C	10.32	(0.01)		(0.19)	(0.20)	(0.02)	—	(0.02)
2001 - Institutional	10.40	0.12		(0.20)	(0.08)	(0.08)	—	(0.08)
2001 - Service	10.38	0.08		(0.20)	(0.12)	(0.03)	—	(0.03)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Reflects income recognized from a special dividend which amounted to $0.03 per share and 0.21% of average net assets.
(e)	Less than $0.005 per share.

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$13.09	5.93%	$597,841	1.24	%(c)	0.92	%(c)	1.24	%(c)	0.92	%(c)	34%
12.81	5.59	24,747	1.99	(c)	0.16	(c)	1.99	(c)	0.16	(c)	34
12.76	5.56	43,692	1.99	(c)	0.17	(c)	1.99	(c)	0.17	(c)	34
13.20	6.16	439,623	0.84	(c)	1.33	(c)	0.84	(c)	1.33	(c)	34
13.06	5.96	3,344	1.34	(c)	0.83	(c)	1.34	(c)	0.83	(c)	34

13.40	15.16	518,376	1.25		1.03	(d)	1.26		1.02	(d)	70
13.09	14.35	25,040	2.00		0.29	(d)	2.01		0.28	(d)	70
13.06	14.28	37,503	2.00		0.25	(d)	2.01		0.24	(d)	70
13.52	15.61	321,210	0.85		1.45	(d)	0.86		1.44	(d)	70
13.37	15.08	2,523	1.35		0.87	(d)	1.36		0.86	(d)	70

11.80	20.71	291,795	1.25		0.68		1.28		0.65		72
11.54	19.76	17,069	2.00		(0.07)		2.03		(0.10)		72
11.53	19.74	14,601	2.00		(0.07)		2.03		(0.10)		72
11.90	21.07	158,316	0.85		1.07		0.88		1.04		72
11.80	20.51	134	1.35		0.48		1.38		0.45		72

9.86	7.77	224,605	1.26		0.91		1.30		0.87		78
9.66	6.92	13,740	2.01		0.16		2.05		0.12		78
9.67	7.03	10,417	2.01		0.15		2.05		0.11		78
9.95	8.27	96,895	0.86		1.31		0.90		1.27		78
9.91	7.74	2	1.36		0.82		1.40		0.78		78

9.24	(9.12)	232,501	1.26		0.80		1.32		0.74		91
9.11	(9.80)	11,772	2.01		0.04		2.07		(0.02)		91
9.11	(9.80)	4,420	2.01		0.05		2.07		(0.01)		91
9.29	(8.73)	78,146	0.86		1.19		0.92		1.13		91
9.29	(9.03)	1	1.36		0.84		1.42		0.78		91

10.21	(1.21)	123,013	1.25		0.73		1.83		0.15		69
10.10	(1.98)	8,830	2.00		(0.06)		2.58		(0.64)		69
10.10	(1.96)	3,636	2.00		(0.05)		2.58		(0.63)		69
10.24	(0.81)	50,740	0.85		1.09		1.43		0.51		69
10.23	(1.17)	2	1.35		0.80		1.93		0.22		69

GOLDMAN SACHS GROWTH AND INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net
	beginning	investment		and unrealized	investment	investment
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2006 - A	$25.55	$0.22		$1.18	$1.40	$(0.19)
2006 - B	24.86	0.11		1.16	1.27	(0.09)
2006 - C	24.78	0.12		1.16	1.28	(0.10)
2006 - Institutional	25.86	0.27		1.20	1.47	(0.24)
2006 - Service	25.54	0.19		1.20	1.39	(0.17)
FOR THE YEARS ENDED AUGUST 31,

2005 - A	22.88	0.41	(d)	2.61 (e)	3.02	(0.35)
2005 - B	22.27	0.22	(d)	2.54 (e)	2.76	(0.17)
2005 - C	22.21	0.22	(d)	2.53 (e)	2.75	(0.18)
2005 - Institutional	23.15	0.52	(d)	2.63 (e)	3.15	(0.44)
2005 - Service	22.87	0.38	(d)	2.61 (e)	2.99	(0.32)

2004 - A	19.22	0.22		3.67	3.89	(0.23)
2004 - B	18.72	0.05		3.58	3.63	(0.08)
2004 - C	18.67	0.05		3.57	3.62	(0.08)
2004 - Institutional	19.44	0.31		3.72	4.03	(0.32)
2004 - Service	19.19	0.19		3.68	3.87	(0.19)

2003 - A	18.01	0.25		1.21	1.46	(0.25)
2003 - B	17.55	0.12		1.17	1.29	(0.12)
2003 - C	17.51	0.12		1.16	1.28	(0.12)
2003 - Institutional	18.22	0.33		1.21	1.54	(0.32)
2003 - Service	17.98	0.23		1.21	1.44	(0.23)

2002 - A	19.66	0.18		(1.69)	(1.51)	(0.14)
2002 - B	19.23	0.04		(1.65)	(1.61)	(0.07)
2002 - C	19.19	0.04		(1.65)	(1.61)	(0.07)
2002 - Institutional	19.84	0.22		(1.66)	(1.44)	(0.18)
2002 - Service	19.63	0.16		(1.68)	(1.52)	(0.13)

2001 - A	24.78	0.01		(5.13)	(5.12)	—
2001 - B	24.42	(0.15)		(5.04)	(5.19)	—
2001 - C	24.37	(0.15)		(5.03)	(5.18)	—
2001 - Institutional	24.91	0.11		(5.18)	(5.07)	—
2001 - Service	24.77	(0.01)		(5.13)	(5.14)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Reflects income recognized from a special dividend which amounted to $0.05 per share and 0.20% of average net assets.
(e)	Reflects an increase of $0.02 due to payments by affiliates during the period to reimburse certain security claims.

(f)	Performance has not been restated to reflect the impact of security claims recorded during the period. If restated, the performance would have been 13.33%, 12.45%, 12.45%, 13.78% and 13.20% for Class A, Class B, Class C, Institutional and Service Shares, respectively.

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND

							Ratios assuming no
							expense reductions

					Ratio of		Ratio of		Ratio of
		Net assets,	Ratio of		net investment		total		net investment
Net asset		end of	net expenses		income (loss)		expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$26.76	5.51%	$981,418	1.19	%(c)	1.69	%(c)	1.19	%(c)	1.69	%(c)	27%
26.04	5.14	77,084	1.94	(c)	0.91	(c)	1.94	(c)	0.91	(c)	27
25.96	5.13	16,751	1.94	(c)	0.93	(c)	1.94	(c)	0.93	(c)	27
27.09	5.73	17,906	0.79	(c)	2.08	(c)	0.79	(c)	2.08	(c)	27
26.76	5.48	919	1.29	(c)	1.52	(c)	1.29	(c)	1.52	(c)	27

25.55	13.37 (f)	924,479	1.19		1.65	(d)	1.21		1.63	(d)	45
24.86	12.50 (f)	92,469	1.94		0.91	(d)	1.96		0.89	(d)	45
24.78	12.49 (f)	16,149	1.94		0.89	(d)	1.96		0.87	(d)	45
25.86	13.83 (f)	19,226	0.79		1.94	(d)	0.81		1.92	(d)	45
25.54	13.24 (f)	1,083	1.29		1.57	(d)	1.31		1.55	(d)	45

22.88	20.27	637,130	1.19		1.02		1.21		1.00		54
22.27	19.38	93,367	1.94		0.27		1.96		0.25		54
22.21	19.40	12,159	1.94		0.27		1.96		0.25		54
23.15	20.75	4,659	0.79		1.43		0.81		1.41		54
22.87	20.14	1,204	1.29		0.94		1.31		0.92		54

19.22	8.25	401,439	1.20		1.42		1.24		1.38		55
18.72	7.43	81,765	1.95		0.68		1.99		0.64		55
18.67	7.39	9,661	1.95		0.68		1.99		0.64		55
19.44	8.63	3,615	0.80		1.83		0.84		1.79		55
19.19	8.14	2,191	1.30		1.33		1.34		1.29		55

18.01	(7.74)	291,151	1.20		0.95		1.22		0.93		89
17.55	(8.42)	76,772	1.95		0.19		1.97		0.17		89
17.51	(8.42)	9,336	1.95		0.21		1.97		0.19		89
18.22	(7.36)	4,539	0.80		1.12		0.82		1.10		89
17.98	(7.80)	3,819	1.30		0.83		1.32		0.81		89

19.66	(20.66)	355,205	1.19		0.07		1.21		0.05		40
19.23	(21.25)	98,747	1.94		(0.68)		1.96		(0.70)		40
19.19	(21.22)	10,360	1.94		(0.68)		1.96		(0.70)		40
19.84	(20.32)	28,201	0.79		0.49		0.81		0.47		40
19.63	(20.75)	5,581	1.29		(0.03)		1.31		(0.05)		40

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)	gain	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2006 - A	$36.88	$0.10	$1.85	$1.95	$(0.13)	$(2.39)	$(2.52)
2006 - B	35.96	(0.03)	1.80	1.77	—	(2.39)	(2.39)
2006 - C	35.76	(0.03)	1.80	1.77	—	(2.39)	(2.39)
2006 - Institutional	37.17	0.17	1.87	2.04	(0.25)	(2.39)	(2.64)
2006 - Service	36.67	0.08	1.84	1.92	(0.15)	(2.39)	(2.54)
FOR THE YEARS ENDED AUGUST 31,

2005 - A	30.82	0.15	8.36	8.51	(0.10)	(2.35)	(2.45)
2005 - B	30.23	(0.11)	8.19	8.08	—	(2.35)	(2.35)
2005 - C	30.08	(0.11)	8.14	8.03	—	(2.35)	(2.35)
2005 - Institutional	31.01	0.29	8.41	8.70	(0.19)	(2.35)	(2.54)
2005 - Service	30.68	0.12	8.31	8.43	(0.09)	(2.35)	(2.44)

2004 - A	25.37	0.11	5.51	5.62	(0.17)	—	(0.17)
2004 - B	24.92	(0.11)	5.42	5.31	—	—	—
2004 - C	24.81	(0.11)	5.40	5.29	(0.02)	—	(0.02)
2004 - Institutional	25.49	0.23	5.53	5.76	(0.24)	—	(0.24)
2004 - Service	25.26	0.09	5.51	5.60	(0.18)	—	(0.18)

2003 - A	24.17	0.19	1.65	1.84	(0.14)	(0.50)	(0.64)
2003 - B	23.80	0.02	1.62	1.64	(0.02)	(0.50)	(0.52)
2003 - C	23.73	0.02	1.60	1.62	(0.04)	(0.50)	(0.54)
2003 - Institutional	24.24	0.29	1.66	1.95	(0.20)	(0.50)	(0.70)
2003 - Service	24.12	0.17	1.65	1.82	(0.18)	(0.50)	(0.68)

2002 - A	24.34	0.18	0.45	0.63	(0.18)	(0.62)	(0.80)
2002 - B	24.01	(0.01)	0.45	0.44	(0.03)	(0.62)	(0.65)
2002 - C	23.98	(0.01)	0.45	0.44	(0.07)	(0.62)	(0.69)
2002 - Institutional	24.35	0.27	0.45	0.72	(0.21)	(0.62)	(0.83)
2002 - Service	24.14	0.16	0.44	0.60	—	(0.62)	(0.62)

2001 - A	19.88	0.24	4.37	4.61	(0.15)	—	(0.15)
2001 - B	19.69	0.06	4.33	4.39	(0.07)	—	(0.07)
2001 - C	19.67	0.06	4.33	4.39	(0.08)	—	(0.08)
2001 - Institutional	19.86	0.33	4.36	4.69	(0.20)	—	(0.20)
2001 - Service	19.73	0.21	4.34	4.55	(0.14)	—	(0.14)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$36.31	5.60%	$3,250,412	1.17	%(c)	0.54	%(c)	1.20	%(c)	0.51	%(c)	23%
35.34	5.18	229,213	1.92	(c)	(0.19	)(c)	1.95	(c)	(0.22	)(c)	23
35.14	5.21	379,431	1.92	(c)	(0.20	)(c)	1.95	(c)	(0.23	)(c)	23
36.57	5.81	1,635,772	0.77	(c)	0.94	(c)	0.80	(c)	0.91	(c)	23
36.05	5.53	127,957	1.27	(c)	0.43	(c)	1.30	(c)	0.40	(c)	23

36.88	28.68	2,714,610	1.22		0.43		1.23		0.42		58
35.96	27.76	234,405	1.97		(0.34)		1.98		(0.35)		58
35.76	27.73	360,806	1.97		(0.31)		1.98		(0.32)		58
37.17	29.20	1,253,069	0.82		0.82		0.83		0.81		58
36.67	28.55	79,224	1.32		0.35		1.33		0.34		58

30.82	22.24	915,091	1.24		0.37		1.24		0.37		71
30.23	21.31	148,555	1.99		(0.38)		1.99		(0.38)		71
30.08	21.35	96,007	1.99		(0.37)		1.99		(0.37)		71
31.01	22.71	537,533	0.84		0.78		0.84		0.78		71
30.68	22.27	13,997	1.34		0.30		1.34		0.30		71

25.37	7.88	504,693	1.25		0.83		1.25		0.83		80
24.92	7.09	110,569	2.00		0.09		2.00		0.09		80
24.81	7.07	53,835	2.00		0.09		2.00		0.09		80
25.49	8.34	330,827	0.85		1.24		0.85		1.24		80
25.26	7.83	3,008	1.35		0.72		1.35		0.72		80

24.17	2.67	342,976	1.27		0.72		1.27		0.72		92
23.80	1.90	89,434	2.02		(0.04)		2.02		(0.04)		92
23.73	1.87	39,498	2.02		(0.03)		2.02		(0.03)		92
24.24	3.05	318,916	0.87		1.11		0.87		1.11		92
24.12	2.55	921	1.37		0.63		1.37		0.63		92

24.34	23.29	96,568	1.29		1.05		1.32		1.02		101
24.01	22.33	42,813	2.04		0.28		2.07		0.25		101
23.98	22.37	16,094	2.04		0.28		2.07		0.25		101
24.35	23.75	247,212	0.89		1.43		0.92		1.40		101
24.14	23.17	256	1.39		0.94		1.42		0.91		101

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net	Net realized		Total from	From net	From net
	beginning	investment	and unrealized		investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)	gain (loss)		operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2006 - A	$43.07	$0.03	$3.72		$3.75	$—	$(3.23)	$(3.23)
2006 - B	39.98	(0.12)	3.43		3.31	—	(3.23)	(3.23)
2006 - C	39.95	(0.12)	3.43		3.31	—	(3.23)	(3.23)
2006 - Institutional	44.24	0.11	3.84		3.95	—	(3.23)	(3.23)
2006 - Service	42.58	(0.01)	3.69		3.68	—	(3.23)	(3.23)
FOR THE YEARS ENDED AUGUST 31,

2005 - A	39.25	0.06	6.39	(e)	6.45	—	(2.63)	(2.63)
2005 - B	36.86	(0.23)	5.98	(e)	5.75	—	(2.63)	(2.63)
2005 - C	36.84	(0.23)	5.97	(e)	5.74	—	(2.63)	(2.63)
2005 - Institutional	40.09	0.20	6.58	(e)	6.78	—	(2.63)	(2.63)
2005 - Service	38.86	— (d)	6.35	(e)	6.35	—	(2.63)	(2.63)

2004 - A	33.77	(0.16)	6.29		6.13	—	(0.65)	(0.65)
2004 - B	31.99	(0.43)	5.95		5.52	—	(0.65)	(0.65)
2004 - C	31.96	(0.43)	5.96		5.53	—	(0.65)	(0.65)
2004 - Institutional	34.35	(0.01)	6.40		6.39	—	(0.65)	(0.65)
2004 - Service	33.48	(0.21)	6.24		6.03	—	(0.65)	(0.65)

2003 - A	27.79	— (d)	6.03		6.03	(0.02)	(0.03)	(0.05)
2003 - B	26.50	(0.19)	5.71		5.52	—	(0.03)	(0.03)
2003 - C	26.48	(0.20)	5.71		5.51	—	(0.03)	(0.03)
2003 - Institutional	28.25	0.12	6.13		6.25	(0.12)	(0.03)	(0.15)
2003 - Service	27.56	(0.02)	5.97		5.95	—	(0.03)	(0.03)

2002 - A	28.55	0.09	(0.76)		(0.67)	(0.09)	—	(0.09)
2002 - B	27.35	(0.12)	(0.73)		(0.85)	—	—	—
2002 - C	27.38	(0.13)	(0.77)		(0.90)	—	—	—
2002 - Institutional	28.98	0.21	(0.76)		(0.55)	(0.18)	—	(0.18)
2002 - Service	28.43	0.05	(0.74)		(0.69)	(0.18)	—	(0.18)

2001 - A	23.21	0.15	5.19		5.34	—	—	—
2001 - B	22.40	(0.04)	4.99		4.95	—	—	—
2001 - C	22.42	(0.04)	5.00		4.96	—	—	—
2001 - Institutional	23.47	0.25	5.26		5.51	—	—	—
2001 - Service	23.13	0.13	5.17		5.30	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Less than $0.005 per share.
(e)	Reflects an increase of $0.01 due to payments by affiliates during the period to reimburse certain security claims.
(f)	Performance has not been restated to reflect the impact of security claims recorded during the period. If restated, the performance would have been 16.71%, 15.85%, 15.83%, 17.20% and 16.61% for Class A, Class B, Class C, Institutional and Service Shares, respectively.

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$43.59	9.16%	$1,076,367	1.48	%(c)	0.13	%(c)	1.48	%(c)	0.13	%(c)	20%
40.06	8.75	99,154	2.23	(c)	(0.61	)(c)	2.23	(c)	(0.61	)(c)	20
40.03	8.76	122,859	2.23	(c)	(0.61	)(c)	2.23	(c)	(0.61	)(c)	20
44.96	9.38	675,345	1.08	(c)	0.53	(c)	1.08	(c)	0.53	(c)	20
43.03	9.10	40,270	1.58	(c)	(0.03	)(c)	1.58	(c)	(0.03	)(c)	20

43.07	16.73 (f)	1,071,447	1.48		0.14		1.48		0.14		48
39.98	15.88 (f)	107,342	2.23		(0.59)		2.23		(0.59)		48
39.95	15.86 (f)	129,767	2.23		(0.60)		2.23		(0.60)		48
44.24	17.23 (f)	655,181	1.08		0.48		1.08		0.48		48
42.58	16.64 (f)	31,806	1.58		—		1.58		—		48

39.25	18.30	920,309	1.49		(0.43)		1.49		(0.43)		57
36.86	17.40	114,169	2.24		(1.17)		2.24		(1.17)		57
36.84	17.45	127,560	2.24		(1.18)		2.24		(1.18)		57
40.09	18.76	332,947	1.09		(0.04)		1.09		(0.04)		57
38.86	18.16	19,131	1.59		(0.55)		1.59		(0.55)		57

33.77	21.75	592,863	1.51		0.01		1.52		—		58
31.99	20.84	93,528	2.26		(0.71)		2.27		(0.72)		58
31.96	20.82	76,112	2.26		(0.74)		2.27		(0.75)		58
34.35	22.22	117,968	1.11		0.43		1.12		0.42		58
33.48	21.60	4,100	1.61		(0.09)		1.62		(0.10)		58

27.79	(2.34)	372,900	1.51		0.32		1.53		0.30		75
26.50	(3.11)	76,494	2.26		(0.43)		2.28		(0.45)		75
26.48	(3.29)	46,416	2.26		(0.46)		2.28		(0.48)		75
28.25	(1.91)	90,177	1.11		0.71		1.13		0.69		75
27.56	(2.43)	3,326	1.61		0.17		1.63		0.15		75

28.55	23.01	244,860	1.50		0.59		1.60		0.49		93
27.35	22.10	48,939	2.25		(0.16)		2.35		(0.26)		93
27.38	22.07	18,140	2.25		(0.16)		2.35		(0.26)		93
28.98	23.48	46,211	1.10		0.97		1.20		0.87		93
28.43	22.91	1,006	1.60		0.47		1.70		0.37		93

GOLDMAN SACHS VALUE EQUITY FUNDS

Fund Expenses (Unaudited) — Six Month Period Ended February 28, 2006

          As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (with respect to Class A, Class B, Class C, Institutional and Service Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2005 through February 28, 2006.

          Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

          Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Large Cap Value Fund				Growth and Income Fund				Mid Cap Value Fund				Small Cap Value Fund

				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	9/1/05	2/28/06		2/28/06*	9/1/05	2/28/06		2/28/06*	9/1/05	2/28/06		2/28/06*	9/1/05	2/28/06		2/28/06*

Class A
Actual	$1,000.00	$1,059.30		$6.33	$1,000.00	$1,055.10		$6.06	$1,000.00	$1,056.00		$5.96	$1,000.00	$1,091.60		$7.68
Hypothetical 5% return	1,000.00	1,018.65	+	6.21	1,000.00	1,018.89	+	5.96	1,000.00	1,018.99	+	5.86	1,000.00	1,017.46	+	7.40

Class B
Actual	1,000.00	1,055.90		10.14	1,000.00	1,051.40		9.87	1,000.00	1,051.80		9.77	1,000.00	1,087.50		11.54
Hypothetical 5% return	1,000.00	1,014.93	+	9.94	1,000.00	1,015.17	+	9.69	1,000.00	1,015.27	+	9.59	1,000.00	1,013.74	+	11.13

Class C
Actual	1,000.00	1,055.60		10.14	1,000.00	1,051.30		9.87	1,000.00	1,052.10		9.77	1,000.00	1,087.60		11.54
Hypothetical 5% return	1,000.00	1,014.93	+	9.94	1,000.00	1,015.17	+	9.69	1,000.00	1,015.27	+	9.59	1,000.00	1,013.74	+	11.13

Institutional
Actual	1,000.00	1,061.60		4.29	1,000.00	1,057.30		4.03	1,000.00	1,058.10		3.93	1,000.00	1,093.80		5.61
Hypothetical 5% return	1,000.00	1,020.63	+	4.21	1,000.00	1,020.88	+	3.96	1,000.00	1,020.98	+	3.86	1,000.00	1,019.44	+	5.41

Service
Actual	1,000.00	1,059.60		6.84	1,000.00	1,054.80		6.57	1,000.00	1,055.30		6.52	1,000.00	1,091.00		8.19
Hypothetical 5% return	1,000.00	1,018.15	+	6.71	1,000.00	1,018.40	+	6.46	1,000.00	1,018.45	+	6.41	1,000.00	1,016.96	+	7.90

*	Expenses for each share class are calculated using the Fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended February 28, 2006. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the calendar year. The expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service

Large Cap Value	1.24%	1.99%	1.99%	0.84%	1.34%
Growth and Income	1.19	1.94	1.94	0.79	1.29
Mid Cap Value	1.17	1.92	1.92	0.77	1.27
Small Cap Value	1.48	2.23	2.23	1.08	1.58

+	Hypothetical expenses are based on each Fund’s actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $526.4 billion in assets under management as of December 31, 2005 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

International Equity Funds
▪  Asia Equity Fund[2] ▪  Emerging Markets Equity Fund
▪  International Small Cap Fund[2] ▪  Japanese Equity Fund
▪  European Equity Fund
▪  International Equity Fund
▪ Structured International Equity Fund[2]	Domestic Equity Funds
▪  Small Cap Value Fund
▪  Structured Small Cap Equity Fund[2] ▪  Small/ Mid Cap Growth Fund
▪  Growth Opportunities Fund
▪  Mid Cap Value Fund
▪  Concentrated Growth Fund
▪  Research Select FundSM
▪  Strategic Growth Fund
▪  Capital Growth Fund
▪  Large Cap Value Fund
▪  Growth and Income Fund
▪  Structured Large Cap Growth Fund[2] ▪  Structured Large Cap Value Fund[2] ▪  Structured U.S. Equity Fund[2] Asset Allocation Funds
▪  Balanced Fund
▪ Asset Allocation Portfolios	Specialty Funds
▪  Tollkeeper FundSM
▪  Structured Tax-Managed Equity Fund[2] ▪  U.S. Equity Dividend and Premium Fund
▪  Real Estate Securities Fund

Fixed Income Funds
▪  Emerging Markets Debt Fund
▪  High Yield Fund
▪  High Yield Municipal Fund
▪  Global Income Fund
▪  Investment Grade Credit Fund
▪  Core Fixed Income Fund
▪  Government Income Fund
▪  U.S. Mortgages Fund
▪  Municipal Income Fund
▪  California Intermediate AMT-Free Municipal Fund
▪  New York Intermediate AMT-Free Municipal Fund
▪  Short Duration Tax-Free Fund
▪  Short Duration Government Fund
▪  Ultra-Short Duration Government Fund
▪  Enhanced Income Fund

Money Market Funds[1]

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective December 30, 2005, the Asia Growth Fund was renamed the Asia Equity Fund and the International Growth Opportunities Fund was renamed the International Small Cap Fund. Also effective December 30, 2005, the CORESM International Equity, CORESM Small Cap Equity, CORESM Large Cap Growth, CORESM Large Cap Value and CORESM U.S. Equity Funds were renamed, respectively, the Structured International Equity, Structured Small Cap Equity, Structured Large Cap Growth, Structured Large Cap Value and Structured U.S. Equity Funds. Effective January 6, 2006, the CORESM Tax-Managed Equity Fund was renamed the Structured Tax-Managed Equity Fund.

The Goldman Sachs Research Select FundSM, CORESM and Tollkeeper FundSM are registered service marks of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Patrick T. Harker Mary Patterson McPherson Alan A. Shuch Wilma J. Smelcer Richard P. Strubel Kaysie P. Uniacke	OFFICERS Kaysie P. Uniacke, President James A. Fitzpatrick, Vice President James A. McNamara, Vice President John M. Perlowski, Treasurer Howard B. Surloff, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.gs.com/funds to obtain the most recent month-end returns

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended November 30, 2004 and every first and third fiscal quarter thereafter, the Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The Funds may invest in foreign securities, which may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Funds may be unable to sell certain of their portfolio securities without a substantial drop in price, if at all.

The Large Cap Value, Mid Cap Value and Small Cap Value Funds may invest in fixed income securities. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk.

The Large Cap Value Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund’s returns consequently may be attributable to its investment in IPOs. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. When a fund’s asset base is small, IPOs may have a magnified impact on the fund’s performance. As a fund’s assets grow, it is probable that the effect of the fund’s investment in IPOs on its total returns may not be as significant, which could reduce the fund’s performance.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2006 Goldman, Sachs & Co. All rights reserved.	06-503 / VALUESAR / 301.1K / 04-06

ITEM 2.	CODE OF ETHICS. Not applicable to the Semi–Annual Report for the period ended February 28, 2006

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT. Not applicable to the Semi–Annual Report for the period ended February 28, 2006

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES. Not applicable to the Semi–Annual Report for the period ended February 28, 2006

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 5, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 5, 2006

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	May 5, 2006